Annual Report September 30, 2001


Logo: NUVEEN INVESTMENTS

Municipal Closed-End
Exchange-Traded
           Funds

Dependable, tax-free income to help
  you keep more of what you earn.



NEW YORK
NNY
NNP
NQN
NVN
NUN
NNF
NAN
NXK

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Invest well.

Look ahead.

LEAVE YOUR
MARK.

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."

Dear
  Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.


Sincerely,




/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

November 15, 2001


Sidebar Text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen New York Municipal Closed-End Exchange-Traded Funds
(NNY, NNP, NQN, NVN, NUN, NNF, NAN, NXK)

        Portfolio Manager's
                        Comments

Portfolio manager Paul Brennan examines national and state economic conditions, key investment strategies, and the performance of the Nuveen New York Municipal Closed-End Exchange-Traded Funds. Paul, who has ten years of investment management experience, including four years with Nuveen, has managed the Nuveen New York Funds since 1999, adding the new Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) upon its inception in March 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
There were several factors at work during the twelve months ended September 30, 2001, including the general slowdown in economic growth and the Federal Reserve's shift in interest rate policy from tightening to easing short-term rates. In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first nine months of the year, the Fed announced nine rate reductions totaling 400 basis points, lowering the federal funds rate to 2.50% as of September 30, 2001, its lowest level since 1962. The consensus among many market observers is that the Fed could continue to ease rates as long as signs of a significant economic slowdown remain.

In addition, the tragic events of September 11 and its aftermath may have an impact on the economy and the financial markets that is not yet fully known. We expect to see at least some pressure on high-profile issuers such as New York City, the Port Authority of New York and New Jersey, as well as on some airlines and airport facilities. However, we think the credit implications for the municipal market as a whole may be relatively modest, as many issuers built healthy balance sheets during recent years of economic expansion, enabling them to weather a downturn. New York City, for example, ended its recent fiscal year with a $2.5 billion surplus, much of which was used to prepay debt service for fiscal year 2002.

In general, conditions in the municipal market over the past twelve months, including tight municipal supply during 2000, helped many bonds perform well. As 2001 got under way, the Fed's interest rate cuts created a more favorable environment for both new municipal issuance and refundings, which together totaled $193.9 billion nationwide during the first nine months of the year, an increase of 34% over January-September 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market.

Overall, improving supply and strong demand helped to push municipal bond prices higher than they were twelve months ago, while municipal yields were correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of September 30, 2001, long-term municipal yields were 99.8% of 30-year Treasury yields, compared with 98.5% as of September 30, 2000.

HOW WAS THE MARKET ENVIRONMENT IN NEW YORK?
Even before September 11, the New York economy had begun to slow, with major job losses in the manufacturing sector upstate and in the finance, insurance, and real estate sectors in the New York City area. While the unemployment rate in New York was 4.5% as of September 2001, below the national average of 4.9%, this number is expected by many to increase significantly in coming months. The long-term economic fallout from the attack on the World Trade Center could be substantial, and both New York City and State face the loss of billions of dollars in tax revenues over the near term. In an attempt to offset some of these losses, New York recently passed a bill legalizing gambling within the state, which could generate up to $1 billion of annual revenue. Although $15 billion in federal aid also should help, the slower national economy and the risk of a continued downturn on Wall Street contribute to concerns about the short-term outlook for New York's financial position.

In our opinion, the financial impact on New York City should remain manageable, and the downturn in tourism should be a short-lived phenomenon. Of greater concern is any long-term impact on the city, including the potential for future erosion in the tax base from depressed commercial real estate valuations in lower Manhattan, as well as potential business relocations from Manhattan's, other areas. We also are closely monitoring the condition of the Port Authority of New York and New Jersey, which operates New York City area bridges and tunnels, port facilities, and airports (Kennedy, LaGuardia, Newark) as well as the World Trade Center. The Port Authority's financial strength and the diverse scope of its operations should help to ease the financial burden precipitated by September 11. The destruction of the World Trade Center was covered by insurance, and Port Authority officials estimate that revenues from the three principal airports will decline just 5% this year from the $1.5 billion originally projected. In addition, the authority has $1.7 billion in reserves available for short-term capital needs. Unless further events significantly affect airline operations, which account for 54% of the authority's revenues, the Port Authority should remain a strong credit.

While Standard & Poor's placed the Port Authority on credit watch following September 11, none of the rating agencies have adjusted their credit ratings for New York State and City, which remain at A2/AA/AA and A2/A/A+, respectively, as of September 30, 2001. During the first nine months of 2001, New York issued $13.8 billion in new municipal debt, on par with issuance levels for January-September 2000. Over the past six months, New York issuance has been hampered by the delay in finalizing the state budget, which was due to be approved in April 2001, the beginning of the state's fiscal year. A large number of municipal issues are currently waiting in the pipeline, and issuance levels should improve once state lawmakers reach a budgetary agreement.

Faced with one of the highest marginal income tax rates in the nation, New York residents remained avid buyers of in-state municipal bonds over the past twelve months. On October 2, as this report was being prepared, New York successfully brought to market $1 billion in one-year disaster recovery notes. This issue, which had been closely watched as a barometer of the financial viability of New York City going forward, sold rapidly to both individual and institutional investors, demonstrating the general belief that the city continues to represent a strong credit despite recent events.

HOW DID THE NUVEEN NEW YORK FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended September 30, 2001, the seven older Nuveen New York Municipal Closed-End Exchange-Traded Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the relevant Lehman Brothers New York Tax-Exempt Bond Indexes1 and Lipper New York Peer Groups2 are also presented.

                                                                                  LEHMAN            LIPPER
                                                           TOTAL RETURN         NEW YORK          NEW YORK
                                      MARKET YIELD               ON NAV     TOTAL RETURN1          AVERAGE2
-----------------------------------------------------------------------------------------------------------
                                                                 1 YEAR           1 YEAR            1 YEAR
                                             TAXABLE-             ENDED           ENDED              ENDED
                                 9/30/01  EQUIVALENT3           9/30/01          9/30/01           9/30/01
-----------------------------------------------------------------------------------------------------------
NNY                               5.37%         8.33%             9.23%           10.20%            13.04%
-----------------------------------------------------------------------------------------------------------
NNP                               5.85%         9.07%            15.01%           10.20%            13.04%
-----------------------------------------------------------------------------------------------------------
NQN                               5.79%         8.98%            14.12%           10.83%            12.51%
-----------------------------------------------------------------------------------------------------------
NVN                               6.00%         9.30%            11.99%           10.83%            12.51%
-----------------------------------------------------------------------------------------------------------
NUN                               5.95%         9.22%            11.39%           10.83%            12.51%
-----------------------------------------------------------------------------------------------------------
NNF                               5.77%         8.95%            13.11%           10.83%            12.51%
-----------------------------------------------------------------------------------------------------------
NAN                               5.78%         8.96%            16.98%           10.20%            13.04%
-----------------------------------------------------------------------------------------------------------
NXK                               5.81%         9.01%                NA               --                --
-----------------------------------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the combination of tight municipal supply, an end to the Fed's rate tightening



1 The performances of NNY, NNP, and NAN are compared with that of the Lehman
  Brothers New York Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The performances of NQN, NVN, NUN, and NNF are compared with that of the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured New York municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of the three non-insured Nuveen New York Funds are compared with the average annualized return of the eleven funds in the Lipper New York Municipal Debt Funds category, while the total returns of the four insured Nuveen New York Funds are compared with the average annualized return of the nine funds in the Lipper New York Insured Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of the unleveraged NNY, for which we use average duration, references to duration in this commentary are intended to indicate Fund duration.

agenda, and generally favorable market technicals created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table.

Between September 30, 2000, and September 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.80% to 5.41%. In this environment of falling yields (and rising bond values), funds with longer durations would typically perform well. As of September 30, 2001, the durations4 of the four insured Funds ranged from 7.34 to 10.54, compared with 8.16 for the unleveraged Lehman Brothers New York Insured Tax-Exempt Bond Index. The average duration of the unleveraged NNY was 6.96, while NNP and NAN had durations of 10.42 and 10.54, respectively, compared with 7.56 for the Lehman New York Tax-Exempt Bond Index. The duration of NXK, which was established in March 2001, was 12.63, which we believe is typical of a more recently established Fund. Over time, we plan to bring this duration more closely in line with the other Nuveen Funds.

While duration was a primary driver of total return over the past twelve months, the relative performance of these Funds was also influenced by differences in structure and individual holdings. For example, the total returns of NNY and NAN were impacted by their holdings of bonds issued by the Erie County Industrial Development Agency for the CanFibre of Lackawanna Project, which continued to face credit concerns. Nuveen continues to work diligently to bring about a timely resolution to this situation that we think will serve the best interests of shareholders. In NVN and NUN, which reach their ten-year anniversaries in 2001, bond calls raised portfolio turnover, especially in NVN, where turnover reached 31%. In addition, the Funds had limited exposure to bonds and sectors affected by the events of September 11. All of the Funds held bonds issued by the City of New York and (with the exception of NNY) the Port Authority of New York and New Jersey, while NNY, NNP, and NAN had modest allocations of debt backed by American Airlines and/or British Airways. All of the holdings of NQN, NVN, NUN, and NNF were, of course, insured, and many of the affected issues held by the non-insured Funds were also covered by insurance. Following a decline immediately after the terrorist attacks, many of the Funds' non-insured holdings have largely returned to their pre-September 11 valuations.

HOW DID THE MARKET ENVIRONMENT AFFECT THE NEW YORK FUNDS' DIVIDENDS AND SHARE PRICES?
During the past twelve months, good call protection helped to support the income stream of the unleveraged NNY. As of September 30, 2001, this Fund had provided shareholders with 30 consecutive months of steady or increasing dividends. The dividend-payment capabilities of the other older Nuveen New York Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R), shareholders. For example, declining short-term rates can enable the Funds to adjust the amount of income they pay to preferred shareholders, which can produce benefits for common shareholders.

During the twelve months ended September 30, 2001, steady or falling short-term interest rates enabled us to increase the dividends of NNF and NAN in March, June, and September 2001. In addition, we also raised the dividends of NNP and NQN in June and September (these two Funds previously had a dividend cut in December 2000). We were also able to maintain the dividends of NVN and NUN over the past 10 and 16 months, respectively, despite the increased call exposure in these two Funds. NXK, which was introduced in March 2001, declared its first dividend in May and began paying monthly dividends in June. The fund is currently providing very attractive levels of monthly tax-free income to shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially further benefit the dividends of the leveraged Nuveen New York Funds by reducing the amount these Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on higher-yielding securities, especially if refundings increase as interest rates decline. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the older Nuveen New York Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discount (share price below NAV) on most of the Funds to narrow over the past twelve months. NXK's share price, which had also benefited from strong demand since its introduction in March 2001, experienced some pressure following the events of September 11 and ended the month trading at a very slight discount.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW YORK FUNDS DURING THE YEAR ENDED SEPTEMBER 30, 2001?
As evidenced by their twelve-month total returns on NAV, the Nuveen New York Funds were generally well structured going into this period. Overall, municipal supply in the New York market over the past year was characterized by a relative scarcity of attractive issues and lack of variety, in both the insured and non-insured sectors. Despite this, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. As supply allowed, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities and add value and diversification.

In view of recent events, shareholders should note that the four non-insured Nuveen New York Funds - NNY, NNP, NAN, and NXK - offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 72% in NNY to 82% in NXK as of September 30, 2001. As mentioned previously, many of the issues held by the non-insured Funds offer the added security of insurance. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads during the first part of 2001. The smaller allocations to this credit sector, ranging from 5% in NAN to 14% in NNP, should also help protect the Funds from the effects of any potential further deterioration in the economy. As insured funds, NQN, NVN, NUN, and NNF are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue. The events of the past twelve months, including those of September 11, offered an excellent example of the ways fully insured Funds such as these provide value and play an important role in the port-folios of investors who are risk-averse.

Looking at sector allocations, most of the New York Funds listed healthcare, education, and utilities among their top five sectors as of September 30, 2001. Overall, these allocations benefited the Funds' performance, as these three sectors ranked first, second, and fourth, respectively, in terms of revenue bond performance over the past twelve months. Another sector that performed well during this period was tobacco bonds, and we took advantage of offerings in both the primary and secondary markets to purchase additional tobacco bonds for the non-insured Funds.

The New York Funds also currently hold a large number of high-coupon bonds purchased in higher interest rate environments. If interest rates continue to decline, these bonds could become candidates for pre-refunding (or escrow), which could have a positive impact on the Funds' net asset value and credit quality.

In March 2001, we introduced the Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). As of September 2001, NXK was fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, the Fund is now paying an attractive monthly dividend. In assembling NXK's portfolio, we focused on purchasing a diversified mix of high-quality, long-term securities, as reflected in the Fund's 82% allocation of bonds rated AAA and AA. Among the securities purchased for NXK were $5.4 million of bonds issued by the Tobacco Settlement Asset Securitization Corporation as well as $1 million of a new issue from the New York Counties Tobacco Trust II, both of which performed well for the Fund. As of September 30, 2001, the Fund's three largest sector weightings were education, utilities, and limited tax obligation bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN NEW YORK FUNDS IN PARTICULAR?
While it is still too soon to determine the long-range effects of September 11 on the markets and on your Funds, it is our view that, from a strictly financial standpoint, the attacks were responsible for a short-term disruption in an economy that was already slowing. We anticipate that the U.S. economy will recover, but grow at a slower pace, while inflation and interest rates should remain low over the near term. In general, our outlook for the fixed-income markets over the next twelve months remains positive. We expect to see substantial municipal issuance during the fourth quarter, especially once the New York state budget is approved. New municipal issuance nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to stay strong, as investors look for ways to rebalance their portfolios and reduce risk.

Given recent events, we continue to watch the market very carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen Funds are currently well positioned, and we will continue to closely monitor and respond to events as appropriate.

Looking specifically at the Nuveen New York Funds, our strategic approach to bond calls over the past year helped to improve the call protection levels of these Funds. Between October 2001 and December 2003, NXK has no scheduled calls, while NAN has less than 1% of its portfolio subject to calls. Calls in NNY, NNP, and NQN range from 6% to 12% over this period. NVN and NUN, however, mark the 10-year anniversary of their inception in 2001, reaching the point of the bond market cycle typically associated with an increase in call exposure. Over the next 27 months, these Funds could see bond calls affecting as much as 24% and 40%, respectively, of their portfolios, depending on market interest rates during this time. NNF, which reaches the ten-year mark in December 2002, currently faces calls on up to 18% of its holdings over the same period. Given the current level of rates, our strategy has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. The expectations for increased issuance in the New York market should enhance our ability to execute this strategy. In general, we believe these call positions are very manageable, especially given the timeframe, and we foresee no problems in working through them.

In our opinion, the Nuveen New York Funds are currently well diversified and well positioned for the market environment of the next 12 months. As value-oriented investors, we plan to remain focused on adding value for our shareholders, providing support for the Funds' dividends, and using Nuveen's research expertise to watch new issuance for opportunities that can help us adapt our strategies to changing market conditions. As issuance in the New York market increases, we will be looking for sector and value plays. One of our priorities will be managing portfolio structure, including duration, to strategically position the Funds for a potential economic recovery. We also believe we can continue to find opportunities to enhance call protection in several of the Funds. Overall, we believe the Nuveen New York Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen New York Municipal Value Fund, Inc.

Performance
   Overview As of September 30, 2001



NNY

CREDIT QUALITY
Pie Chart:
AAA/U.S. Guaranteed     48%
AA                      24%
A                       16%
BBB                      7%
NR                       5%


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                  $9.49
---------------------------------------------------
Net Asset Value                              $9.86
---------------------------------------------------
Market Yield                                 5.37%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.73%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.33%
---------------------------------------------------
Fund Net Assets ($000)                    $149,138
---------------------------------------------------
Average Effective Maturity (Years)           22.68
---------------------------------------------------
Average Duration                              6.96
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 10/87)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        14.66%         9.23%
---------------------------------------------------
5-Year                         4.07%         5.19%
---------------------------------------------------
10-Year                        5.22%         5.94%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         18%
---------------------------------------------------
Long-Term Care                                 15%
---------------------------------------------------
Healthcare                                     11%
---------------------------------------------------
Utilities                                       9%
---------------------------------------------------
Education and Civic Organizations               9%
===================================================

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
10/00                   0.0425
11/00                   0.0425
12/00                   0.0425
1/01                    0.0425
2/01                    0.0425
3/01                    0.0425
4/01                    0.0425
5/01                    0.0425
6/01                    0.0425
7/01                    0.0425
8/01                    0.0425
9/01                    0.0425

Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                8.75
                        8.56
                        8.31
                        8.5
                        8.69
                        8.44
                        8.38
                        8.31
                        8.31
                        8.44
                        8.63
                        8.56
                        9.06
                        9.38
                        9.38
                        9.38
                        9.45
                        9.45
                        9.5
                        9.4
                        9.5
                        9.44
                        9.51
                        9.41
                        9.14
                        9.12
                        9.1
                        9.12
                        9.1
                        9.11
                        9.17
                        9.1
                        9.11
                        9.12
                        9.14
                        9.13
                        9.15
                        9.34
                        9.5
                        9.6
                        9.29
                        9.46
                        9.47
                        9.63
                        9.68
                        9.64
                        9.72
                        9.75
                        9.8
                        9.54
9/30/01                 9.49
Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0014 per share.

Nuveen New York Performance Plus Municipal Fund, Inc.

Performance
   Overview As of September 30, 2001



NNP

CREDIT QUALITY
Pie Chart:
AAA/U.S. Guaranteed     45%
AA                      28%
A                       13%
BBB                     12%
NR                       2%



PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.39
---------------------------------------------------
Net Asset Value                             $15.95
---------------------------------------------------
Market Yield                                 5.85%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.42%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.07%
---------------------------------------------------
Fund Net Assets ($000)                    $362,899
---------------------------------------------------
Average Effective Maturity (Years)           22.63
---------------------------------------------------
Leverage-Adjusted Duration                   10.42
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 11/89)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        15.56%        15.01%
---------------------------------------------------
5-Year                         4.17%         6.49%
---------------------------------------------------
10-Year                        6.79%         7.82%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         19%
---------------------------------------------------
Education and Civic Organizations              17%
---------------------------------------------------
Healthcare                                     14%
---------------------------------------------------
Transportation                                 12%
---------------------------------------------------
Utilities                                       9%
===================================================


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.074
11/00                   0.074
12/00                   0.0725
1/01                    0.0725
2/01                    0.0725
3/01                    0.0725
4/01                    0.0725
5/01                    0.0725
6/01                    0.0735
7/01                    0.0735
8/01                    0.0735
9/01                    0.075


Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                14.06
                        14.06
                        13.56
                        13.63
                        14.06
                        13.94
                        13.69
                        13.63
                        13.56
                        13.69
                        13.94
                        14.25
                        15.19
                        15.25
                        15.31
                        15
                        15.25
                        15.25
                        14.95
                        14.9
                        15
                        15.15
                        14.92
                        14.75
                        14.91
                        14.77
                        14.82
                        14.9
                        14.72
                        14.95
                        14.84
                        14.95
                        14.87
                        14.88
                        15.09
                        14.87
                        15.15
                        15.37
                        15.69
                        15.34
                        15.32
                        15.44
                        15.38
                        15.62
                        15.6
                        15.85
                        15.84
                        15.96
                        15.9
                        14.79
9/30/01                 15.39
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Investment Quality Municipal Fund, Inc.

Performance
   Overview As of September 30, 2001



NQN

CREDIT QUALITY
Pie Chart:
Insured                         90%
Insured and U.S. Guaranteed      9%
U.S. Guaranteed                  1%

PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.72
---------------------------------------------------
Net Asset Value                             $15.67
---------------------------------------------------
Market Yield                                 5.79%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.33%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.98%
---------------------------------------------------
Fund Net Assets ($000)                    $421,380
---------------------------------------------------
Average Effective Maturity (Years)           21.59
---------------------------------------------------
Leverage-Adjusted Duration                   10.54
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 11/90)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        12.44%        14.12%
---------------------------------------------------
5-Year                         3.61%         6.44%
---------------------------------------------------
10-Year                        5.92%         7.36%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         23%
---------------------------------------------------
Education and Civic Organizations              15%
---------------------------------------------------
Healthcare                                     12%
---------------------------------------------------
Transportation                                 12%
---------------------------------------------------
U.S.Guaranteed                                 10%
===================================================


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.072
11/00                   0.072
12/00                   0.069
1/01                    0.069
2/01                    0.069
3/01                    0.069
4/01                    0.069
5/01                    0.069
6/01                    0.07
7/01                    0.07
8/01                    0.07
9/01                    0.071

Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                13.75
                        13.56
                        13.19
                        13.31
                        13.94
                        13.44
                        13.44
                        13.31
                        13.38
                        13.5
                        13.56
                        13.69
                        14.56
                        14.75
                        14.81
                        14.69
                        14.85
                        14.6
                        14.62
                        14.63
                        14.71
                        14.85
                        14.69
                        14.76
                        14.86
                        14.4
                        14.52
                        14.52
                        14.33
                        14.47
                        14.66
                        14.75
                        14.22
                        14.25
                        14.46
                        14.34
                        14.45
                        14.56
                        14.7
                        14.55
                        14.46
                        14.59
                        14.72
                        15.2
                        14.99
                        15.18
                        15.1
                        15.11
                        15.13
                        14.07
9/30/01                 14.72

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Select Quality Municipal Fund, Inc.

Performance
   Overview As of September 30, 2001



NVN

CREDIT QUALITY
Pie Chart:
Insured                         93%
Insured and U.S. Guaranteed      6%
U.S. Guaranteed                  1%


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.50
---------------------------------------------------
Net Asset Value                             $15.41
---------------------------------------------------
Market Yield                                 6.00%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.63%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.30%
---------------------------------------------------
Fund Net Assets ($000)                    $553,809
---------------------------------------------------
Average Effective Maturity (Years)           21.87
---------------------------------------------------
Leverage-Adjusted Duration                   10.33
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/91)
---------------------------------------------------
                      On Share Price        On NAV
---------------------------------------------------
1-Year                        10.43%        11.99%
---------------------------------------------------
5-Year                         4.36%         5.98%
---------------------------------------------------
10-Year                        6.11%         7.41%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         21%
---------------------------------------------------
Education and Civic Organizations              16%
---------------------------------------------------
Tax Obligation/General                         12%
---------------------------------------------------
Utilities                                      11%
---------------------------------------------------
Healthcare                                     10%
===================================================


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.0735
11/00                   0.0735
12/00                   0.0725
1/01                    0.0725
2/01                    0.0725
3/01                    0.0725
4/01                    0.0725
5/01                    0.0725
6/01                    0.0725
7/01                    0.0725
8/01                    0.0725
9/01                    0.0725


Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                13.88
                        13.63
                        13.44
                        13.44
                        14
                        13.38
                        13.44
                        13.5
                        13.5
                        13.56
                        14
                        13.88
                        15.13
                        15.13
                        15.13
                        14.88
                        15.09
                        15.12
                        14.8
                        14.68
                        14.82
                        15.16
                        14.35
                        14.8
                        14.91
                        14.85
                        14.51
                        14.53
                        14.48
                        14.52
                        14.76
                        14.55
                        14.34
                        14.66
                        14.65
                        14.35
                        14.6
                        14.7
                        14.93
                        14.87
                        14.37
                        14.51
                        14.7
                        14.81
                        15.05
                        14.92
                        15.14
                        14.91
                        14.9
                        13.85
9/30/01                 14.5
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Quality Income Municipal Fund, Inc.

Performance
   Overview As of September 30, 2001



NUN

CREDIT QUALITY
Pie Chart:
Insured                         80%
Insured and U.S. Guaranteed     18%
U.S. Guaranteed                  2%


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.33
---------------------------------------------------
Net Asset Value                             $15.20
---------------------------------------------------
Market Yield                                 5.95%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.56%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.22%
---------------------------------------------------
Fund Net Assets ($000)                    $562,974
---------------------------------------------------
Average Effective Maturity (Years)           18.73
---------------------------------------------------
Leverage-Adjusted Duration                    7.61
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 11/91)
---------------------------------------------------
                      On Share Price        On NAV
---------------------------------------------------
1-Year                        12.63%        11.39%
---------------------------------------------------
5-Year                         5.01%         6.13%
---------------------------------------------------
Since Inception                5.81%         7.07%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 20%
---------------------------------------------------
Tax Obligation/Limited                         19%
---------------------------------------------------
Education and Civic Organizations              18%
---------------------------------------------------
Transportation                                 11%
---------------------------------------------------
Utilities                                      11%
===================================================


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.071
11/00                   0.071
12/00                   0.071
1/01                    0.071
2/01                    0.071
3/01                    0.071
4/01                    0.071
5/01                    0.071
6/01                    0.071
7/01                    0.071
8/01                    0.071
9/01                    0.071


Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                13.5
                        13.63
                        12.94
                        13.25
                        13.69
                        13.25
                        13.19
                        13.13
                        13.31
                        13.5
                        13.75
                        13.69
                        14.88
                        14.75
                        14.69
                        14.69
                        15.05
                        14.9
                        14.7
                        14.6
                        14.7
                        14.85
                        14.56
                        14.5
                        14.94
                        14.54
                        14.37
                        14.46
                        14.47
                        14.43
                        14.48
                        14.56
                        14.3
                        14.38
                        14.32
                        14.11
                        14.26
                        14.27
                        14.59
                        14.49
                        14.05
                        14.18
                        14.44
                        14.78
                        14.73
                        14.78
                        14.85
                        14.69
                        14.75
                        13.79
9/30/01                 14.33
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Performance
   Overview As of September 30, 2001



NNF

CREDIT QUALITY
Pie Chart:
Insured                         79%
Insured and U.S. Guaranteed     17%
U.S. Guaranteed                  4%



PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.57
---------------------------------------------------
Net Asset Value                             $15.26
---------------------------------------------------
Market Yield                                 5.77%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.30%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.95%
---------------------------------------------------
Fund Net Assets ($000)                    $191,648
---------------------------------------------------
Average Effective Maturity (Years)           17.51
---------------------------------------------------
Leverage-Adjusted Duration                    7.34
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        15.32%        13.11%
---------------------------------------------------
5-Year                         7.08%         7.16%
---------------------------------------------------
Since Inception                5.54%         6.70%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 21%
---------------------------------------------------
Education and Civic Organizations              20%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
Tax Obligation/General                         10%
---------------------------------------------------
Tax Obligation/Limited                         10%
===================================================


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.0665
11/00                   0.0665
12/00                   0.0665
1/01                    0.0665
2/01                    0.0665
3/01                    0.0675
4/01                    0.0675
5/01                    0.0675
6/01                    0.0685
7/01                    0.0685
8/01                    0.0685
9/01                    0.07


Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                13.44
                        13.5
                        12.81
                        13.06
                        13.69
                        13.19
                        13.13
                        13
                        13.13
                        13
                        13.44
                        13.63
                        14.19
                        14.63
                        14.81
                        14.63
                        14.7
                        14.73
                        14.67
                        14.34
                        14.48
                        14.58
                        14.5
                        14.4
                        14.42
                        14.05
                        14.25
                        14.13
                        14.1
                        14.28
                        14.21
                        14.15
                        14.07
                        14.02
                        14.33
                        14.22
                        14.35
                        14.4
                        14.62
                        14.51
                        14.4
                        14.39
                        14.38
                        14.99
                        15
                        15.02
                        15.13
                        15.06
                        15.07
                        14.14
9/30/01                 14.57
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Dividend Advantage Municipal Fund

Performance
   Overview As of September 30, 2001


NAN

CREDIT QUALITY
Pie Chart:
AAA/U.S. Guaranteed     55%
AA                      26%
A                       13%
BBB                      3%
NR                       2%
Other                    1%



PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.44
---------------------------------------------------
Net Asset Value                             $14.86
---------------------------------------------------
Market Yield                                 5.78%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.32%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.96%
---------------------------------------------------
Fund Net Assets ($000)                    $205,441
---------------------------------------------------
Average Effective Maturity (Years)           22.47
---------------------------------------------------
Leverage-Adjusted Duration                   10.54
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/99)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        24.06%        16.98%
---------------------------------------------------
Since Inception                4.24%         7.55%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Healthcare                                     22%
---------------------------------------------------
Tax Obligation/Limited                         19%
---------------------------------------------------
Education and Civic Organizations              15%
---------------------------------------------------
Tax Obligation/General                         13%
---------------------------------------------------
Utilities                                       6%
===================================================

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
10/00                   0.065
11/00                   0.065
12/00                   0.065
1/01                    0.065
2/01                    0.065
3/01                    0.066
4/01                    0.066
5/01                    0.066
6/01                    0.068
7/01                    0.068
8/01                    0.068
9/01                    0.0695


Line Chart:
SHARE PRICE PERFORMANCE
10/01/00                12.63
                        12.75
                        12.44
                        12.63
                        13
                        12.75
                        12.69
                        12.44
                        12.31
                        12.69
                        13.25
                        13.5
                        14.31
                        14.44
                        14.5
                        14.38
                        14.9
                        14.82
                        14.5
                        14.48
                        14.61
                        14.75
                        14.78
                        14.84
                        14.88
                        14.5
                        14.5
                        14.5
                        14.39
                        14.43
                        14.42
                        14.45
                        14.25
                        14.25
                        14.45
                        14.4
                        14.64
                        14.81
                        14.82
                        14.77
                        14.75
                        14.62
                        14.72
                        14.91
                        14.95
                        15
                        15.1
                        14.95
                        15
                        14.23
                        14.44
                        14.82
                        14.77
                        14.75
                        14.62
                        14.72
                        14.91
                        14.95
                        15
                        15.1
                        14.95
                        15
                        14.23
9/30/01                 14.44
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Dividend Advantage Municipal Fund 2

Performance
   Overview As of September 30, 2001



NXK

CREDIT QUALITY
Pie Chart:
AAA/U.S. Guaranteed     49%
AA                      33%
A                        5%
BBB                     10%
NR                       3%


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.46
---------------------------------------------------
Net Asset Value                             $14.55
---------------------------------------------------
Market Yield                                 5.81%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.36%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.01%
---------------------------------------------------
Fund Net Assets ($000)                    $140,965
---------------------------------------------------
Average Effective Maturity (Years)           25.76
---------------------------------------------------
Leverage-Adjusted Duration                   12.63
---------------------------------------------------

TOTAL RETURN  (Inception 3/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
Since Inception               -1.29%         4.02%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Education and Civic Organizations              21%
---------------------------------------------------
Utilities                                      17%
---------------------------------------------------
Tax Obligation/Limited                         14%
---------------------------------------------------
Transportation                                 14%
---------------------------------------------------
Healthcare                                      8%
===================================================


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/01                    0.07
6/01                    0.07
7/01                    0.07
8/01                    0.07
9/01                    0.07

Line Chart:
SHARE PRICE PERFORMANCE
3/30/01                 15
                        15.08
                        15
                        15
                        15.05
                        15
                        14.96
                        15
                        14.8
                        14.85
                        15
                        14.75
                        14.77
                        14.65
                        14.71
                        14.7
                        14.81
                        14.75
                        14.76
                        15.03
                        14.91
                        15.05
                        15.11
                        15.09
                        14.99
                        14.25
9/30/01                 14.46

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Report of
   Independent Auditors







THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 as of September 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2001, by correspondence with the custodian and brokers or other alternative procedures where brokers confirmations were not readily available. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP



Chicago, Illinois
November 15, 2001


                            Nuveen New York Municipal Value Fund, Inc. (NNY)

                            Portfolio of
                                    Investments September 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.3%

$         500   Erie Tobacco Asset Securitization Corporation, Erie County, New York,       7/10 at 101           A1   $     532,930
                 Tobacco Settlement Asset Backed Bonds (Senior), Series 2000,
                 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15                                                            6/10 at 101           A1         160,967
          860    6.150%, 6/01/25                                                            6/10 at 101           A1         925,833

        1,620   New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through          6/10 at 101           A1       1,716,406
                 Bonds, Series 2000, 5.800%, 6/01/23

                New York Counties Tobacco Trust II, Tobacco Settlement
                Pass-Through Bonds, Series 2001:
          480    5.250%, 6/01/25                                                            6/11 at 101           A1         490,795
          320    5.625%, 6/01/35                                                            6/11 at 101           A1         329,818

        1,000   Nassau County Tobacco Settlement Corporation (New York), Tobacco            7/09 at 101           A2       1,084,720
                 Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27

        1,250   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,                7/09 at 101          Aa1       1,346,925
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation (New York),            7/10 at 101           A1       1,266,288
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.5%

                City of Albany Industrial Development Agency, New York, Civic
                Facility Revenue Bonds (The Albany Law School of Union
                University Project), Series 2000A:
          600    5.700%, 10/01/20                                                          10/10 at 100           AA         632,610
          750    5.750%, 10/01/30                                                          10/10 at 100           AA         788,453

        2,000   The Trust for Cultural Resources of the City of New York, New York,         4/07 at 101          AAA       2,081,560
                 Revenue Bonds (American Museum of Natural History),
                 Series 1997A, 5.650%, 4/01/27

          575   The Trust for Cultural Resources for the City of New York,                  7/10 at 101            A         605,078
                 New York, Revenue Bonds (The Museum of American Folk Art),
                 Series 2000, 6.000%, 7/01/22

          400   New York City Industrial Development Agency, New York, Civic               11/10 at 101         BBB-         420,536
                 Facility Revenue Bonds (Polytechnic University Project),
                 Series 2000, 6.000%, 11/01/20

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                           No Opt. Call          AA-       1,115,200
        1,000    6.000%, 7/01/20                                                           No Opt. Call          AA-       1,139,850

        1,000   Dormitory Authority of the State of New York, Long Island                   9/06 at 102           AA       1,021,000
                 University Insured Revenue Bonds, Series 1996, 5.500%, 9/01/20

        2,000   Dormitory Authority of the State of New York, State University              5/08 at 101          AA-       1,855,700
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

          750   Dormitory Authority of the State of New York, Pratt Institute Revenue       7/09 at 102           AA         813,713
                 Bonds, Series 1999, 6.000%, 7/01/24

        1,250   Dormitory Authority of the State of New York, Marymount Manhattan           7/09 at 101           AA       1,365,875
                 College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29

          800   Dormitory Authority of the State of New York, D'Youville College            7/11 at 102           AA         810,800
                 Insured Revenue Bonds, Series 2001, 5.250%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.7%

          500   Cattaraugus County Industrial Development Agency, New York,                 8/08 at 102           A+         495,795
                 Civic Facility Revenue Bonds (Olean General Hospital Project),
                 Series 1998A 5.250%, 8/01/23

                New York City Health and Hospitals Corporation, New York, Health
                System Bonds, 1999 Series A:
          500    5.125%, 2/15/14                                                            2/09 at 101          AAA         517,530
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         992,230



                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,250   Dormitory Authority of the State of New York, The Rosalind and              2/07 at 102          AAA   $   2,337,930
                 Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.,
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.700%, 2/01/37

        1,000   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101          BBB       1,081,040
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        1,250   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A3       1,384,500
                 Services of Long Island Revenue Bonds, Series 2000A
                 (St. Catherine of Sienna Medical Center), 6.500%, 7/01/20

        3,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       3,050,520
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24

        2,610   New York State Medical Care Facilities Financing Agency, Hospital           8/05 at 102          AAA       2,831,772
                 and Nursing Home-FHA Insured Mortgage Revenue Bonds,
                 1995 Series B, 6.250%, 2/15/15

        1,200   Newark-Wayne Community Hospital, Inc., New York, Hospital                   9/03 at 102          N/R       1,173,360
                 Revenue Improvement and Refunding Bonds, Series 1993A,
                 7.600%, 9/01/15

        1,500   Onondaga County Industrial Development Agency, New York,                   No Opt. Call          AAA       1,645,230
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb
                 Company Project), Series 1994, 5.750%, 3/01/24 (Alternative
                 Minimum Tax)

          500   City of Yonkers Industrial Development Authority, New York, Civic           7/11 at 101         BBB-         516,810
                 Facility Revenue Bonds (St. John's Riverside Hospital Project),
                 Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

          400   East Syracuse Housing Authority, New York, Mortgage Revenue                 4/10 at 102          AAA         438,744
                 Refunding Bonds (FHA-Insured Mortgage Loan - Bennett Manor
                 Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21

        1,500   New York City Housing Development Corporation, New York,                    4/03 at 102          AAA       1,564,785
                 Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage Loan),
                 1993 Series A, 6.550%, 10/01/15

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                           5/11 at 100           AA       1,023,770
        1,000    5.500%, 11/01/31                                                           5/11 at 100           AA       1,022,510
        1,000    5.600%, 11/01/42                                                           5/11 at 100           AA       1,019,960

        1,130   New York State Housing Finance Agency, Multifamily Housing                  2/09 at 101          Aa1       1,095,727
                 Revenue Bonds (Secured Mortgage Program), Series 1999B,
                 5.400%, 8/15/31 (Alternative Minimum Tax)

          410   New York State Housing Finance Agency, Multifamily Housing                  8/11 at 101          Aa1         419,791
                 Revenue Bonds (Secured Mortgage Program), Series 2001B,
                 5.625%, 8/15/33 (Alternative Minimum Tax)

          440   New York State Housing Finance Agency, Multifamily Housing                  8/11 at 100          Aa1         450,089
                 Revenue Bonds (Secured Mortgage Program), Series 2001E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

          590   New York State Housing Finance Agency, Multifamily Housing                  8/11 at 100          Aa1         600,844
                 Revenue Bonds (Secured Mortgage Program), Series 2001F,
                 5.700%, 8/15/32 (Alternative Minimum Tax)

        1,275   County of Westchester Industrial Development Agency,                        8/11 at 102          Aaa       1,293,972
                 New York, Civic Facility Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Living Independently for the Elderly, Inc. Project),
                 Series 2001A, 5.375%, 8/20/21
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.6%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage                       9/08 at 101          Aa1       3,811,275
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 15.0%

        1,000   Town of Babylon Industrial Development Agency, New York,                    8/10 at 101          AAA       1,086,860
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24

        2,015   Village of East Rochester Housing Authority, New York,                      8/07 at 102          AAA       2,110,168
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37

        3,125   Village of East Rochester Housing Authority, New York,                      8/08 at 101          AAA       3,099,063
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1998A, 5.250%, 8/01/38

          760   New York City Industrial Development Agency, New York, Civic                7/10 at 102          N/R         767,159
                 Facility Revenue Bonds (Special Needs Facilities Pooled Program),
                 Series 2000A-1, 8.125%, 7/01/19


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       3,000   Dormitory Authority of the State of New York, FHA-Insured                   2/07 at 102           AA   $   3,225,210
                 Mortgage Nursing Home Revenue Bonds (Hebrew Home for
                 the Aged At Riverdale), 6.125%, 2/01/37

        2,000   Dormitory Authority of the State of New York, German Masonic                8/06 at 102          AA-       2,126,120
                 Home Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 5.950%, 8/01/26

        3,000   Dormitory Authority of the State of New York, W.K. Nursing Home             8/06 at 102          AAA       3,216,150
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 6.125%, 2/01/36

        1,000   Dormitory Authority of the State of New York, FHA-Insured                   2/08 at 102          AAA         990,490
                 Mortgage Nursing Home Revenue Bonds (Eger Health Care
                 Center of Staten Island), Series 1998, 5.100%, 2/01/28

        1,000   Dormitory Authority of the State of New York, Revenue Bonds                 7/10 at 101           A1       1,097,180
                  (Concord Nursing Home, Inc.), Series 2000, 6.500%, 7/01/29

        1,345   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       1,424,140
                 and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12

        3,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage                  2/08 at 102          AAA       3,189,660
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.9%

        1,000   County of Nassau, New York, General Improvement Bonds,                      3/10 at 100          AAA       1,097,200
                 Series E, 6.000%, 3/01/19

           25   City of New York, New York, General Obligation Bonds, Fiscal 1992       8/02 at 101 1/2          AAA          26,157
                 Series C, 6.300%, 8/01/03

        1,135   City of New York, New York, General Obligation Bonds, Fiscal 1995          No Opt. Call            A       1,224,994
                 Series D, 6.600%, 2/01/04

        1,390   City of New York, New York, General Obligation Bonds, Fiscal 1996          No Opt. Call            A       1,491,039
                 Series B, 6.750%, 8/15/03

           75   City of New York, New York, General Obligation Bonds, Fiscal 1991       2/02 at 101 1/2            A          77,872
                 Series D, 9.500%, 8/01/02

        1,000   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA       1,252,490
                 Plant (Serial) Bonds, Series 1994, 7.250%, 11/01/11 (Alternative
                 Minimum Tax)

          550   Northern Mariana Islands Commonwealth, General Obligation                   6/10 at 100            A         577,033
                 Bonds, Series 2000A, 6.000%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.2%

        1,000   Battery Park City Authority, New York, Junior Revenue Refunding            11/03 at 102           A+       1,028,510
                 Bonds, Series 1993A, 5.800%, 11/01/22

        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       5,079,000
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

        1,000   Nassau County Interim Finance Authority, New York, Sales Tax               11/10 at 100          AAA       1,093,860
                 Secured Bonds, Series 2000A, 5.750%, 11/15/16

          500   New York City Transitional Finance Authority, New York, Future              5/10 at 101          AA+         545,835
                 Tax Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        1,000   New York City Transitional Finance Authority, New York, Future              5/10 at 101          AA+       1,035,270
                 Tax Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/29

        2,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       2,135,160
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

           25   Dormitory Authority of the State of New York, Judicial Facilities     10/01 at 114 5/32         Baa1          28,653
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

        3,125   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       3,171,625
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        1,000   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing            11/01 at 100         Baa1       1,054,110
                 Revenue Bonds, 1989 Series A, 8.100%, 11/01/05

          225   New York State Housing Finance Agency, Health Facilities Revenue           11/01 at 101            A         230,499
                  Bonds (New York City), Series 1990A Refunding, 8.000%, 11/01/08

           10   New York State Housing Finance Agency, Service Contract Obligation          9/04 at 102          AAA          11,063
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14

           10   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AAA          10,363
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17

          600   New York State Urban Development Corporation, Revenue Bonds                No Opt. Call          AA-         666,360
                 (University Facilities Grants Project), Refunding Series 1995,
                 5.875%, 1/01/21

        2,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,166,660
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of Investments September 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (CONTINUED)

$       1,000   Empire State Development Corporation, New York State Urban                  1/11 at 100          AAA   $   1,022,360
                 Development Corporation, Correctional Facilities Service Contract
                 Revenue Bonds, Series C, 5.250%, 1/01/20

        3,000   City School District of the City of Niagara Falls, New York,                6/08 at 101          AAA       3,046,650
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28

          750   Niagara Falls City School District, Niagara County, New York,               6/09 at 101         BBB-         817,830
                 Certificates of Participation (High School Facility), Series 2000,
                 6.625%, 6/15/28

        1,230   Suffolk County Judicial Facilities Agency, New York, Service               10/09 at 101          AAA       1,258,757
                 Agreement Revenue Bonds, Series 1999 (John P. Colahan Court
                 Complex), 5.000%, 4/15/16

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-       1,617,255
                 (Virgin Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                 6.500%, 10/01/24

        1,120   City of Yonkers Industrial Development Agency, New York,                    2/11 at 100         BBB-       1,193,461
                 Civic Facility Revenue Bonds (Community Development
                 Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.0%

        1,000   Buffalo and Fort Erie Public Bridge Authority, New York,                    1/05 at 101          AAA       1,051,870
                 Toll Bridge System Revenue Bonds, Series 1995,
                 5.750%, 1/01/25

        2,250   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 102          AAA       2,264,940
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20

        1,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       1,024,430
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        1,500   Metropolitan Transportation Authority, New York, Transit                    7/09 at 100         BBB+       1,614,825
                 Facilities Revenue Bonds, Series 1999A, 6.000%, 7/01/24

        1,750   New York City Industrial Development Agency, New York,                     12/08 at 102           A3       1,333,325
                 Special Facility Revenue Bonds (1998 British Airways PLC
                 Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA         514,080
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,600   Triborough Bridge and Tunnel Authority, New York, General                   1/10 at 100          Aa3       2,680,652
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.4%

           20   City of New York, New York, General Obligation Bonds,                      10/07 at 101          Aaa          23,084
                 Fiscal 1997 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        1,000   New York City Municipal Water Finance Authority, New York,                  6/05 at 101          AAA       1,117,280
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

        3,860   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       4,794,622
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

          990   New York State Housing Finance Agency, Service Contract                     9/04 at 102          AAA       1,116,552
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14
                 (Pre-refunded to 9/15/04)

           35   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA          37,072
                 and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12 (Pre-refunded to 8/15/02)

          990   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       1,025,967
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.4%

        1,975   County of Cattaraugus Industrial Development Agency, New York,             No Opt. Call          N/R       1,933,051
                 Tax-Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy and Environmental, Inc. Project),
                 8.500%, 7/01/21 (Alternative Minimum Tax)

        3,500   Erie County Industrial Development Agency, New York, Solid                 12/10 at 103          N/R       1,470,000
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

        2,500   Long Island Power Authority, New York, Electric System General              6/08 at 101           A-       2,483,925
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        2,330   Long Island Power Authority, New York, Electric System General              9/11 at 100           A-       2,363,902
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21
                 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         750   Long Island Power Authority, New York, Electric System General              5/11 at 100           A-   $     754,823
                 Revenue Bonds, 2000 Series L, 5.375%, 5/01/33

                New York City Industrial Development Agency, New York, Industrial
                Development Revenue Bonds (Brooklyn Navy Yard Cogeneration
                Partners, L.P. Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                                No Opt. Call         BBB-       1,065,860
        1,000    5.750%, 10/01/36 (Alternative Minimum Tax)                                10/08 at 102         BBB-         998,490

        1,500   Power Authority of the State of New York, Series 2000A,                    11/10 at 100          Aa2       1,504,980
                 Revenue Bonds, 5.250%, 11/15/40

                Suffolk County Industrial Development Agency, New York,
                Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                Facility), Series 1998:
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                                  1/09 at 101          N/R         939,690
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                                  1/09 at 101          N/R         521,767
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.2%

          300   Monroe County Water Authority, New York, Water Revenue                      8/11 at 101           AA         301,986
                 Bonds, Series 2001, 5.150%, 8/01/22

          500   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA         546,210
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        1,000   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       1,032,750
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

          500   New York City Municipal Water Finance Authority, New York,                  6/10 at 101          AAA         577,520
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        2,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101           AA       2,064,380
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33

        1,500   New York City Municipal Water Finance Authority, New York,                  6/11 at 101           AA       1,594,140
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series D,
                 5.500%, 6/15/17

        1,425   New York State Environmental Facilities Corporation, New York,              6/02 at 102           A-       1,451,220
                 Water Facilities Revenue Bonds, Series 1992, (The New Rochelle
                 Water Company Project), 6.400%, 12/01/24 (Alternative
                 Minimum Tax)

        3,065   Western Nassau County Water Authority, New York, System                     5/06 at 102          AAA       3,178,493
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     143,790   Total Investments (cost $141,923,797) - 99.2%                                                            147,947,393
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,190,175
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 149,137,568
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
                            Portfolio of
                                    Investments September 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8%

$      1,250    Erie Tobacco Asset Securitization Corporation, Erie County,                 7/10 at 101           A1   $  1,332,325
                 New York, Tobacco Settlement Asset-Backed Bonds (Senior),
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15                                                            6/10 at 101           A1         429,244
          955    6.150%, 6/01/25                                                            6/10 at 101           A1       1,028,105

        2,880   New York Counties Tobacco Trust I, Tobacco Settlement                       6/10 at 101           A1       3,051,389
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

                New York Counties Tobacco Trust II, Tobacco Settlement
                Pass-Through Bonds, Series 2001:
          975    5.250%, 6/01/25                                                            6/11 at 101           A1         996,928
          640    5.625%, 6/01/35                                                            6/11 at 101           A1         659,635

        2,500   Nassau County Tobacco Settlement Corporation (New York),                    7/09 at 101           A2       2,711,800
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.500%, 7/15/27

        3,750   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,                7/09 at 101          Aa1       4,040,775
                 Series 1999-1, 6.250%, 7/15/27

        3,000   Westchester Tobacco Asset Securitization Corporation (New York),            7/10 at 101           A1       3,039,090
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.5%

        1,500   City of Albany, Industrial Development Agency, New York,                   12/09 at 101           AA       1,716,315
                 Civic Facility Revenue Bonds (The University Heights
                 Association, Inc. - Albany Law School Project), Series 1999A,
                 6.750%, 12/01/29

        2,700   Town of Brookhaven Industrial Development Agency, New York,                12/07 at 101           A3       2,849,094
                 Civic Facility Revenue Bonds, Series 2000 (St. Joseph's
                 College - New York Civic Facility), 6.000%, 12/01/20

        1,285   Cattaraugus County Industrial Development Agency (New York),                9/08 at 101          BBB       1,261,729
                 Civic Facility Revenue Bonds (St. Bonaventure University -
                 Construction Project), Series 1998B, 5.000%, 9/15/13

                Monroe County Industrial Development Agency (New York),
                Civic Facility Revenue Bonds (St. John Fisher College Project),
                Series 1999:
        1,000    5.375%, 6/01/17                                                            6/09 at 102           AA       1,028,800
        2,365    5.375%, 6/01/24                                                            6/09 at 102           AA       2,382,548

        3,000   The Trust for Cultural Resources of the City of New York, New York,         4/07 at 101          AAA       3,122,340
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27

        1,000   The Trust for Cultural Resources of the City of New York, New York,         7/09 at 101          AAA       1,063,150
                 Revenue Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29

        1,000   The Trust for Cultural Resources for the City of New York, New York,        7/10 at 101            A       1,052,310
                 Revenue Bonds, Series 2000 (The Museum of American
                 Folk Art), 6.000%, 7/01/22

          900   New York City Industrial Development Agency, New York,                     11/10 at 101         BBB-         946,206
                 Civic Facility Revenue Bonds (Polytechnic University Project),
                 Series 2000, 6.000%, 11/01/20

        1,250   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       1,295,250
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

          315   Dormitory Authority of the State of New York, College and              12/01 at 100 1/2          AAA         319,426
                 University Revenue Bonds (Pooled Capital Program),
                 Series 1985, 7.800%, 12/01/05

        2,500   Dormitory Authority of the State of New York, State University             No Opt. Call          AA-       2,831,400
                 Educational Facilities Revenue Bonds, Series 1993A,
                 5.875%, 5/15/17

        3,000   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       3,488,550
                 System Consolidated Revenue Bonds, Series 1993B,
                 6.000%, 7/01/14

        1,000   Dormitory Authority of the State of New York, City University               7/05 at 102          AAA       1,045,170
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1995A, 5.375%, 7/01/14


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1998B:
$       3,175    4.750%, 5/15/28                                                            5/08 at 101          AA-   $   2,945,924
        2,400    4.750%, 5/15/28                                                            5/08 at 101          AAA       2,251,992

        2,850   Dormitory Authority of the State of New York, Upstate                       7/10 at 101          AAA       3,042,404
                 Community Colleges Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29

          580   Dormitory Authority of the State of New York, Fashion Institute             7/10 at 101          AAA         601,547
                 of Technology Revenue Bonds, Series 2000, 5.375%, 7/01/20

        5,590   Dormitory Authority of the State of New York, University of                 7/09 at 101           A+       5,922,102
                 Rochester Revenue Bonds, Series 1999A, 5.500%, 7/01/16

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,250    6.000%, 7/01/20                                                            7/09 at 102           AA       1,362,975
        1,000    6.000%, 7/01/24                                                            7/09 at 102           AA       1,084,950
        3,810    6.000%, 7/01/28                                                            7/09 at 102           AA       4,119,372

        8,345   Dormitory Authority of the State of New York, Marymount                     7/09 at 101           AA       9,118,582
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
        1,490    5.000%, 7/01/17                                                            7/08 at 101          AAA       1,506,211
        1,055    5.000%, 7/01/18                                                            7/08 at 102          AAA       1,061,235

        2,120   Dormitory Authority of the State of New York, New York University          No Opt. Call          AAA       2,295,133
                 Revenue Bonds, Series 2001-1, 5.500%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.0%

        2,000   Dormitory Authority of the State of New York, St. Vincent's Hospital        2/02 at 102          AAA       2,047,600
                 and Medical Center of New York, FHA-Insured Mortgage
                 Revenue Bonds, Series 1991, 7.400%, 8/01/30

        1,000   Dormitory Authority of the State of New York, St. James                     2/08 at 102           AA       1,022,630
                 Mercy Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.250%, 2/01/18

        8,000   Dormitory Authority of the State of New York, Catholic Health               7/09 at 101          AAA       8,302,080
                 Services of Long Island Obligated Group, St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        3,400   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101          BBB       3,675,536
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        3,750   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A3       4,153,500
                 Services of Long Island Revenue Bonds, Series 2000A
                 (St. Catherine of Sienna Medical Center), 6.500%, 7/01/20

        1,700   Dormitory Authority of the State of New York, Revenue Bonds                 7/11 at 101           A3       1,729,546
                 (Lenox Hill Hospital Obligated Group), Series 2001,
                 5.500%, 7/01/30

        8,425   New York State Medical Care Facilities Finance Agency,                      8/02 at 102          AAA       8,695,611
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series B, 6.200%, 8/15/22

        5,500   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       5,592,620
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994
                 Series A Refunding, 5.500%, 8/15/24

        2,245   New York State Medical Care Facilities Financing Agency,                    8/05 at 102          AAA       2,435,758
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series B, 6.250%, 2/15/15

        3,625   New York State Medical Care Facilities Financing Agency,                    2/05 at 102          Aa2       3,797,949
                  FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.250%, 8/15/15

        7,500   Onondaga County Industrial Development Agency, New York,                   No Opt. Call          AAA       8,226,150
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb
                 Company Project), Series 1994, 5.750%, 3/01/24
                 (Alternative Minimum Tax)

        1,100   City of Yonkers Industrial Development Authority, New York,                 7/11 at 101         BBB-       1,136,982
                 Civic Facility Revenue Bonds (St. John's Riverside Hospital
                 Project), Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5%

        1,000   Hudson Housing Development Corporation (New York), Multifamily              1/03 at 101          Aaa       1,023,190
                 Mortgage Revenue Refunding Bonds, Series 1992A (Providence
                 Hall-Schuyler Court Projects - FHA-Insured Mortgages),
                 6.500%, 1/01/25


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
$       1,610    5.500%, 11/01/31                                                           5/11 at 100           AA   $   1,646,241
        2,000    5.600%, 11/01/42                                                           5/11 at 100           AA       2,039,920

        3,160   New York State Housing Finance Agency, Multifamily Housing                 11/01 at 100          AAA       3,169,132
                 Revenue Bonds (AMBAC Insured Program), 1989 Series B,
                 7.550%, 11/01/29 (Alternative Minimum Tax)

        1,585   New York State Housing Finance Agency, Multifamily Housing                  8/02 at 102          Aa1       1,646,403
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

                New York State Housing Finance Agency, Multifamily Housing
                Revenue Bonds (Secured Mortgage Program), Series 1999I:
        1,100    6.200%, 2/15/20 (Alternative Minimum Tax)                                  8/09 at 101          Aa1       1,155,077
          720    6.300%, 2/15/32 (Alternative Minimum Tax)                                  8/09 at 101          Aa1         755,892

        4,625   Puerto Rico Housing Finance Corporation, Multifamily Mortgage              10/01 at 101           AA       4,817,909
                  Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.1%

        3,740   State of New York Mortgage Agency, Homeowner Mortgage                      11/09 at 100          Aa1       3,966,083
                 Revenue Bonds, Series 88, 6.250%, 4/01/30 (Alternative Minimum Tax)

        1,460   State of New York Mortgage Agency, Homeowner Mortgage                       1/06 at 102          AAA       1,524,766
                 Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax)

        1,000   State of New York Mortgage Agency, Homeowner Mortgage                      10/09 at 100          Aa1       1,025,740
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

        1,250   State of New York Mortgage Agency, Homeowner Mortgage                       9/08 at 101          Aa1       1,270,425
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.6%

        1,930   New York City Industrial Development Agency, New York,                      7/10 at 102          N/R       1,948,181
                 Civic Facility Revenue Bonds (Special Needs Facilities Pooled
                 Program), Series 2000A-1, 8.125%, 7/01/19

        3,000   Dormitory Authority of the State of New York, FHA-Insured                   2/07 at 102           AA       3,225,210
                 Mortgage Nursing Home Revenue Bonds (Hebrew Home for
                 the Aged at Riverdale), 6.125%, 2/01/37

        1,375   Dormitory Authority of the State of New York, The Miriam Osborn             7/10 at 102            A       1,511,565
                 Memorial Home Association Revenue Bonds, Series 2000B,
                 6.375%, 7/01/29

        2,800   New York State Medical Care Facilities Finance Agency,                      2/06 at 102          AA+       3,043,852
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        2,755   County of Oswego Industrial Development Agency (New York),                  2/09 at 101          AAA       2,780,980
                 Civic Facility Revenue Bonds, Series 1999A (FHA-Insured
                 Mortgage - Bishops Commons, Inc. Project), 5.375%, 2/01/49

        4,000   Syracuse Housing Authority (New York), FHA-Insured Mortgage                 2/08 at 102          AAA       4,252,880
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.5%

          745   Village of Freeport, Nassau County, New York, Various Purposes              4/10 at 101          Aaa         832,016
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,500    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,649,010
        1,500    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,642,815

        1,275   County of Nassau, New York, General Obligations, Serial General             3/10 at 100          AAA       1,456,433
                 Improvement Bonds, Series F, 6.500%, 3/01/18

           10   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA          10,496
                 Fiscal 1992 Series C, 6.625%, 8/01/12

           30   City of New York, New York, General Obligation Bonds,                   2/02 at 101 1/2            A          31,149
                 Fiscal 1991 Series D, 9.500%, 8/01/02

        1,500   City of New York, New York, General Obligation Bonds,                       8/08 at 101            A       1,449,915
                 Fiscal 1999 Series C, 5.000%, 8/15/22

        2,095   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA       2,648,583
                 Plant (Serial) Bonds, Series 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,350   Northern Mariana Islands Commonwealth, General Obligation                   6/10 at 100            A   $   1,416,353
                 Bonds, Series 2000A, 6.000%, 6/01/20

                County of Oneida, New York, Public Improvement Bonds (General
                Obligations), Series 2000:
          200    5.375%, 4/15/18                                                            4/09 at 102          AAA         209,266
          200    5.375%, 4/15/19                                                            4/09 at 102          AAA         208,176

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       4,698,800
                 Bonds (General Obligations), Series 1998, 4.500%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.0%

        2,000   Battery Park City Authority, New York, Junior Revenue Bonds,               11/06 at 102          AAA       2,054,780
                 Series 1996A, 5.500%, 11/01/29

        7,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       7,110,600
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/08 at 101          AAA       4,816,500
                 Fund Bonds, Series 1998A, 4.500%, 4/01/18

        2,000   Nassau Health Care Corporation, Nassau County, New York,                    8/09 at 102          AAA       2,127,640
                 Health System Revenue Bonds (Guaranteed), Series 1999,
                 5.750%, 8/01/29

        4,575   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       4,924,942
                 Authority, New York, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30

        1,230   New York City Transitional Finance Authority, New York, Future              8/09 at 101          AA+       1,309,556
                 Tax Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

        3,000   New York City Transitional Finance Authority, New York, Future              5/10 at 101          AA+       3,105,810
                 Tax Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/29

        3,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       3,202,740
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,000   Dormitory Authority of the State of New York, Mental Health                 2/09 at 101          AAA       1,942,400
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/19

        4,210   Dormitory Authority of the State of New York, 4201 Schools                  7/09 at 101          AA-       4,217,746
                 Program Revenue Bonds, Series 1998, 5.000%, 7/01/18

                Dormitory Authority of the State of New York, Mental Health
                Facilities Improvement Revenue Bonds, Series 2000D:
        1,755    5.875%, 2/15/18                                                            8/10 at 100          AAA       1,911,844
        1,690    5.875%, 2/15/19                                                            8/10 at 100          AAA       1,837,199
        2,080    5.875%, 8/15/19                                                            8/10 at 100          AAA       2,261,168

          250   New York State Housing Finance Agency, Health Facilities                   11/01 at 101            A         256,110
                 Revenue Bonds (New York City), 1990 Series A Refunding,
                 8.000%, 11/01/08

           10   New York State Medical Care Facilities Finance Agency,                      2/02 at 100          AA-          10,100
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1990 Series A, 7.750%, 2/15/20

           10   New York State Medical Care Facilities Finance Agency, Mental               2/02 at 102          AA-          10,370
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18

        1,000   New York State Thruway Authority, Highway and Bridge Trust                  4/10 at 101          AAA       1,095,510
                 Fund Bonds, Series 2000B, 5.750%, 4/01/16

        3,000   Empire Development Corporation, New York State Urban                        1/06 at 102          AA-       3,033,060
                 Development Corporation, Correctional Capital Facilities Revenue
                 Bonds, Series 6, 5.375%, 1/01/25

        2,900   New York State Urban Development Corporation, Correctional                  1/08 at 102          AA-       2,809,143
                 Facilities Service Contract Revenue Bonds, Series A,
                 5.000%, 1/01/28

        3,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       3,249,990
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   City School District of the City of Niagara Falls (New York),               6/08 at 101          AAA       5,077,750
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28

        2,750   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       3,049,118
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        3,480   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-       3,752,032
                  (Virgin Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                  6.500%, 10/01/24


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)

$       2,520   City of Yonkers Industrial Development Agency, New York, Civic              2/11 at 100         BBB-   $   2,685,287
                 Facility Revenue Bonds (Community Development Properties -
                 Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.5%

        1,680   Albany Parking Authority, New York, Parking Revenue Bonds,                 10/11 at 101         BBB+       1,742,009
                 Series 2001B, 5.250%, 10/15/12

       15,525   Metropolitan Transportation Authority, New York, Commuter                   7/08 at 101         BBB+      15,566,918
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28

        4,000   Metropolitan Transportation Authority, New York, Transit Facilities         7/09 at 100         BBB+       4,306,200
                  Revenue Bonds, Series 1999A, 6.000%, 7/01/24

        1,900   New York City Industrial Development Agency, New York, Special             12/08 at 102           A3       1,447,610
                 Facility Revenue Bonds (1998 British Airways PLC Project),
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        4,455   New York State Thruway Authority, General Revenue Bonds,                    1/04 at 102          AAA       4,436,155
                 Series B, 5.000%, 1/01/20

        1,000   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA       1,028,160
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        1,925   Port Authority of New York and New Jersey, Consolidated Bonds,             10/07 at 101          AAA       2,005,080
                 One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/06 at 102           BB       1,672,841
                 1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        1,600   Triborough Bridge and Tunnel Authority, New York, General                  No Opt. Call          Aa3       1,633,616
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20

        7,500   Triborough Bridge and Tunnel Authority, New York, General                   1/10 at 100          Aa3       7,732,650
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.2%

        1,350   City of New York, New York, General Obligation Bonds,                      10/01 at 100          AAA       1,384,763
                 Fiscal 1990 Series B, 7.250%, 10/01/06

           40   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA          42,137
                 Fiscal 1992 Series C, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

          275   City of New York, New York, General Obligation Bonds,                      No Opt. Call          Aaa         285,351
                 Fiscal 1995 Series E, 6.500%, 8/01/02

        2,600   City of New York, New York, General Obligation Bonds,                       2/05 at 101          Aaa       2,922,738
                 Fiscal 1995 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

                City of New York, New York, General Obligation Bonds, Fiscal
                1993 Series E:
          145    5.750%, 5/13/13 (Pre-refunded to 5/15/03)                              5/03 at 101 1/2          AAA         155,331
          245    5.750%, 5/15/13 (Pre-refunded to 5/15/03)                              5/03 at 101 1/2          AAA         258,791

        3,000   New York City Municipal Water Finance Authority, New York,                  6/05 at 101          AAA       3,351,840
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

        2,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101        AA***       2,422,440
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

          810   New York State Medical Care Facilities Finance Agency,                      2/02 at 102       AA-***         842,457
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18 (Pre-refunded to 2/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.4%

        1,000   Islip Resource Recovery Agency, New York, Resource Recovery                 7/04 at 102          AAA       1,090,030
                 System Revenue Bonds (1985 Facility), Series 1994B,
                 6.125%, 7/01/13 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        2,500    5.250%, 12/01/26                                                           6/08 at 101           A-       2,483,925
        5,130    5.500%, 12/01/29                                                           6/03 at 101           A-       5,197,357

        5,000   Long Island Power Authority, New York, Electric System                      9/11 at 100           A-       5,049,550
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        6,000   New York City Industrial Development Agency, New York,                     10/08 at 102         BBB-       5,990,940
                 Industrial Development Revenue Bonds (Brooklyn Navy Yard
                 Cogeneration Partners, L.P. Project), Series 1997, 5.750%, 10/01/36
                 (Alternative Minimum Tax)

        4,000   Power Authority of the State of New York, Series 2000A,                    11/10 at 100          Aa2       4,013,280
                 Revenue Bonds, 5.250%, 11/15/40


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,000   Niagara County Industrial Development Agency, New York,                    11/11 at 101         Baa1   $   2,053,340
                 Solid Waste Disposal Facility Revenue Refunding Bonds
                 (American Ref-Fuel Company of Niagara L.P. Facility),
                 Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)

        5,000   Suffolk County Industrial Development Agency (New York),                    1/09 at 101          N/R       4,537,100
                 Industrial Development Revenue Bonds (Nissequogue Cogen
                 Partners Facility), Series 1998, 5.500%, 1/01/23
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

          700   Monroe County Water Authority, New York, Water Revenue                      8/11 at 101           AA         704,634
                 Bonds, Series 2001, 5.150%, 8/01/22

        1,250   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       1,290,938
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        3,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101          AAA       3,465,120
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        5,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101           AA       5,160,950
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33

        2,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 101           AA       2,125,520
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series D,
                 5.500%, 6/15/17

        7,325   New York State Environmental Facilities Corporation, State Water           12/01 at 101          AAA       7,546,214
                 Pollution Control, Revolving Fund Revenue Bonds,
                 Series 1990 A (New York City Municipal Water Finance Authority
                 Project), 7.500%, 6/15/12

          525   New York State Environmental Facilities Corporation, State Water           11/04 at 102          AAA         592,321
                 Pollution Control Revolving Fund Revenue Bonds (Pooled Loan
                 Issue), Series 1994D, 6.900%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
$     341,570   Total Investments (cost $334,619,714) - 97.9%                                                            355,266,127
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                       7,632,597
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 362,898,724
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                            Portfolio of
                                    Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.4%

$       5,030   The Trust for Cultural Resources of the City of New York, New York,         7/09 at 101          AAA   $   5,347,645
                 Revenue Bonds (American Museum of Natural History),
                 Series 1999A, 5.750%, 7/01/29

        2,260   New York City Industrial Development Agency, New York,                      7/08 at 101          AAA       1,992,597
                 Civic Facility Refunding and Equipment Revenue Bonds (1998
                 Lighthouse International Project), 4.500%, 7/01/33
        3,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       3,108,600
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        1,000   Dormitory Authority of the State of New York, City University               7/05 at 102          AAA       1,016,230
                 System Consolidated Third General Resolution Revenue Bonds,
                 1995 Series 1, 5.375%, 7/01/25

        4,000   Dormitory Authority of the State of New York, City University               1/08 at 102          AAA       3,991,160
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.125%, 7/01/27

        5,000   Dormitory Authority of the State of New York, City University               7/09 at 101          AAA       5,181,000
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

                Dormitory Authority of the State of New York, City University
                System Consolidated Fourth General Resolution Revenue Bonds,
                2000 Series A:
        2,945    5.125%, 7/01/21                                                            7/10 at 100          AAA       2,971,652
        4,000    5.125%, 7/01/24                                                            7/10 at 100          AAA       4,016,480

        4,375   Dormitory Authority of the State of New York, Insured Revenue               9/06 at 102          AAA       4,492,513
                 Bonds (Long Island University), Series 1996, 5.500%, 9/01/26

        1,000   Dormitory Authority of the State of New York, Insured Revenue               7/07 at 102          AAA       1,056,800
                  Bonds (Siena College), Series 1997, 5.750%, 7/01/26

        6,000   Dormitory Authority of the State of New York, Insured Revenue               7/08 at 101          AAA       5,895,240
                 Bonds (Fordham University), Series 1998, 5.000%, 7/01/28

        1,000   Dormitory Authority of the State of New York, Revenue Bonds                 5/08 at 100          AAA         946,280
                 (State University Educational Facilities), Series 1998A,
                 4.750%, 5/15/25

        6,500   Dormitory Authority of the State of New York, Insured Revenue               7/08 at 101          AAA       6,501,755
                 Bonds (New York Medical College), Series 1998, 5.000%, 7/01/21

        3,500   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101          Aaa       3,493,000
                 Bonds (The Culinary Institute  of America), Series 1999,
                 5.000%, 7/01/22

        2,265   Dormitory Authority of the State of New York, Insured Revenue               7/08 at 101          Aaa       2,218,998
                 Bonds (Skidmore College), Series 1998, 5.000%, 7/01/28

        1,500   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,407,495
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

        2,000   Dormitory Authority of the State of New York, Revenue Bonds                 7/10 at 101          AAA       2,135,020
                  (Upstate Community Colleges), Series 2000A, 5.750%, 7/01/29

        1,250   Dormitory Authority of the State of New York, Insured Revenue               7/10 at 102          AAA       1,369,538
                 Bonds (Pace University), Series 2000, 6.000%, 7/01/29

        1,200   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101          AAA       1,327,608
                  Bonds (Cooper Union), Series 1999, 6.250%, 7/01/29

        2,000   Dormitory Authority of the State of New York, Insured Revenue               7/11 at 100          AAA       2,023,740
                 Bonds (Yeshiva University), Series 2001, 5.000%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.3%

                New York City Health and Hospitals Corporation, New York, Health
                System Bonds, 1999 Series A:
        2,000    5.125%, 2/15/14                                                            2/09 at 101          AAA       2,070,120
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         992,230

        1,000   Dormitory Authority of the State of New York, FHA-Insured                   2/06 at 102          AAA       1,044,780
                 Mortgage Hospital Revenue Bonds (Maimonides Medical Center),
                 Series 1996A, 5.750%, 8/01/24

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,135   Dormitory Authority of the State of New York, Secured Hospital          2/08 at 101 1/2          AAA   $   3,065,058
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds (The New York and Presbyterian
                Hospital), Series 1998:
        6,080    4.750%, 8/01/27                                                            2/08 at 101          AAA       5,659,629
        4,000    5.000%, 8/01/32                                                            2/08 at 101          AAA       3,870,880

        5,000   Dormitory Authority of the State of New York, FHA-Insured                   2/08 at 102          AAA       5,087,250
                 Mortgage Hospital Revenue Bonds (Highland Hospital of
                 Rochester), Series 1997A, 5.400%, 8/01/27

        3,280   Dormitory Authority of the State of New York, North Shore                  11/08 at 101          AAA       3,226,011
                 University Hospital Revenue Bonds (North Shore Health
                 System Obligated Group), Series 1998, 5.000%, 11/01/23

                Dormitory Authority of the State of New York, FHA-Insured Mortgage
                Hospital Revenue Bonds (Montefiore Medical Center), Series 1999:
        1,000    5.250%, 8/01/19                                                            8/09 at 101          AAA       1,032,520
        4,000    5.500%, 8/01/38                                                            8/09 at 101          AAA       4,089,680

        8,000   Dormitory Authority of the State of New York, St. Charles                   7/09 at 101          AAA       8,302,080
                 Hospital and Rehabilitation Center Revenue Bonds (Catholic
                 Health Services of Long Island Obligated Group), Series 1999A,
                 5.500%, 7/01/22

        1,500   Dormitory Authority of the State of New York, St. Francis Hospital          7/09 at 101          AAA       1,556,640
                 Revenue Bonds (Catholic Health  Services of Long Island
                 Obligated Group), Series 1999A, 5.500%, 7/01/22

        3,000   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101          AAA       3,218,430
                 Bonds (New Island Hospital), Series 1999A, 5.750%, 7/01/19

        8,525   Dormitory Authority of the State of New York, South Nassau                  7/11 at 101          AAA       8,611,614
                 Communities Hospital Revenue Bonds (Winthrop South Nassau
                 University Health System Obligated Group), Series 2001B, 5.250%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.5%

                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
        1,970    6.100%, 11/01/15                                                           5/06 at 102          AAA       2,110,382
        2,985    6.125%, 11/01/20                                                           5/06 at 102          AAA       3,173,742

          985   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,046,149
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        1,985   State of New York Mortgage Agency, Homeowner Mortgage                       4/07 at 102          AAA       2,089,113
                 Revenue Bonds, Series 63, 6.125%, 4/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        3,000   Castle Rest Residential Healthcare Facility, Syracuse,                      8/07 at 102          AAA       3,151,590
                 New York, FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)

        1,185   Village of East Rochester Housing Authority, New York,                      8/07 at 102          AAA       1,240,968
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.9%

        1,230   City of Buffalo, New York, School Serial Bonds, Series 1999-E,             12/09 at 101          AAA       1,371,991
                 6.000%, 12/01/18

                Chitennango Central School District, Madison and Onondaga
                Counties, New York, Serial Bonds, Serial 2000:
        1,125    5.650%, 6/15/18                                                            6/09 at 101          AAA       1,206,461
        1,185    5.650%, 6/15/19                                                            6/09 at 101          AAA       1,266,350

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          265    5.750%, 6/15/17                                                            6/09 at 101          Aaa         286,897
          200    5.750%, 6/15/18                                                            6/09 at 101          Aaa         215,848
          200    5.750%, 6/15/19                                                            6/09 at 101          Aaa         215,336

          500   Village of Freeport, Nassau County, New York, Various Purpose               4/10 at 101          Aaa         558,400
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Germantown Central School District, Columbia County, New York,
                School District Serial Bonds, Series 1999:
$         700    5.400%, 6/15/17                                                            6/08 at 101          Aaa   $     732,963
          700    5.400%, 6/15/18                                                            6/08 at 101          Aaa         730,086

          700   Jericho Union Free School District, Nassau County, New York,                8/09 at 101          Aaa         747,880
                 School District Serial Bonds, Series 2000, 5.600%, 8/01/18

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,550,069
        1,410    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,544,246

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          330    5.750%, 6/01/18                                                            6/08 at 101          Aaa         354,189
          330    5.750%, 6/01/19                                                            6/08 at 101          Aaa         353,483

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
        1,905    6.000%, 6/15/18                                                            6/09 at 101          AAA       2,102,206
        2,000    6.000%, 6/15/19                                                            6/09 at 101          AAA       2,200,180
        2,165    6.000%, 6/15/20                                                            6/09 at 101          AAA       2,374,291

                County of Nassau, New York, Serial General Improvement Bonds
                (General Obligation), Series F:
        1,505    6.500%, 3/01/17                                                            3/10 at 100          AAA       1,724,850
        1,000    6.500%, 3/01/19                                                            3/10 at 100          AAA       1,139,290
          910    6.500%, 3/01/20                                                            3/10 at 100          AAA       1,027,900

                County of Nassau, New York, Serial General Improvement Bonds
                (General Obligation), Series B:
        2,005    5.250%, 6/01/22                                                            6/09 at 102          AAA       2,045,240
        1,000    5.250%, 6/01/23                                                            6/09 at 102          AAA       1,017,770

          805   County of Nassau, New York, Serial General Improvement Bonds
                (General Obligation), Series D,                                             9/09 at 102          Aaa         836,258
                 5.300%, 9/01/17

        2,250   City of New York, New York, General Obligation Bonds,                       3/02 at 100          AAA       2,469,938
                 Fiscal 1991 Series A, 7.250%, 3/15/19

        1,500   Town of North Hempstead, Nassau County, New York, Refunding                 3/08 at 101          Aaa       1,480,590
                 Serial Bonds (General Obligation), 1998 Series B, 4.750%, 3/01/18

                County of Oneida, New York, Public Improvement Bonds
                (General Obligation), Series 2000:
          500    5.375%, 4/15/18                                                            4/09 at 102          AAA         523,165
          500    5.375%, 4/15/19                                                            4/09 at 102          AAA         520,440

          255   City of Port Jervis, Orange County, New York, Water Improvement             3/09 at 101          Aaa         266,511
                 Serial Bonds, Series 1999, 5.625%, 3/15/24

        1,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000               7/10 at 100          AAA       1,069,040
                 (General Obligation), 5.750%, 7/01/26

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
        1,130    5.750%, 5/01/17                                                            5/10 at 101          AAA       1,234,005
        1,100    6.000%, 5/01/18                                                            5/10 at 101          AAA       1,226,038
          610    6.000%, 5/01/19                                                            5/10 at 101          AAA         677,588
          640    6.000%, 5/01/20                                                            5/10 at 101          AAA         708,499

        1,630   Watertown City School District, Jefferson County, New York,                 6/09 at 101          AAA       1,754,988
                 Serial Bonds (General Obligation), Series 2000, 5.750%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.4%

        3,775   Metropolitan Transportation Authority, New York, Dedicated                  4/07 at 101          AAA       3,834,645
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23                                                            4/08 at 101          AAA       5,102,216
        7,600    4.750%, 4/01/28                                                            4/08 at 101          AAA       7,134,804

        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/09 at 101          AAA         993,340
                 Fund Bonds, Series 1999A, 5.000%, 4/01/29

        3,125   Nassau Health Care Corporation, New York, Health System                     8/09 at 102          AAA       3,324,438
                 Revenue Bonds (Nassau County Guaranteed), Series 1999,
                 5.750%, 8/01/29


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,025   New York City Transit Authority, New York, Metropolitan                     1/10 at 101          AAA   $   3,256,382
                 Transportation Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30

       10,000   New York City Transitional Finance Authority, New York, Future              5/08 at 101          AAA       8,942,300
                 Tax Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        5,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       5,337,900
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        1,250   Dormitory Authority of the State of New York, Insured Revenue               7/04 at 102          AAA       1,349,138
                 Bonds (Leake and Watts Services, Inc.), Series 1994,
                 6.000%, 7/01/23

        2,250   Dormitory Authority of the State of New York, St. Anne Institute            7/08 at 101          AAA       2,266,493
                 Insured Revenue Bonds (853 Schools Program - 1998 Issue 2),
                 Series 1998E, 5.000%, 7/01/18

        1,340   Dormitory Authority of the State of New York, Anderson School               7/09 at 101          AAA       1,442,992
                 Insured Revenue Bonds (853 Schools Program - 1999 Issue 2),
                 Series 1999E, 5.750%, 7/01/19

        2,000   Dormitory Authority of the State of New York, Mental Health                 2/09 at 101          AAA       1,896,560
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/22

        2,000   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101          AAA       2,154,540
                 Bonds (Special Act School Districts Program), Series 1999,
                 5.750%, 7/01/19

        4,300   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       4,364,156
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        3,000   Dormitory Authority of the State of New York, Mental Health                 2/07 at 102          AAA       3,172,320
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22

        1,670   Dormitory Authority of the State of New York, Mental Health                 8/10 at 100          AAA       1,838,403
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.875%, 2/15/16

        2,265   New York State Environmental Facilities Corporation,                        4/07 at 100          AAA       2,273,607
                 Special Obligation Refunding Revenue Bonds (Riverbank State
                 Park), 1996 Series, 5.125%, 4/01/22

        4,250   New York Local Government Assistance Corporation, Refunding                 4/08 at 101          AAA       4,168,740
                 Bonds (A Public Benefit Corporation of the State of New York),
                 Series 1997B, 4.875%, 4/01/20

        3,000   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA       3,013,200
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

           35   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA          36,997
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          215   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA         221,902
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

           40   New York State Medical Care Facilities Finance Agency,                      8/04 at 102          AAA          43,671
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series E, 6.250%, 8/15/19

        2,080   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       2,099,698
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

        6,500   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       6,078,735
                 Facilities Service Contract Revenue Bonds, Series B,
                 4.750%, 1/01/28

        7,900   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       8,558,307
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

                Empire State Development Corporation, New York State Urban
                Development Corporation, Correctional Facilities Service
                Contract Revenue Bonds, Series C:
        3,000    5.125%, 1/01/21                                                            1/11 at 100          AAA       3,028,380
        3,250    5.125%, 1/01/22                                                            1/11 at 100          AAA       3,275,968

        1,000   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,108,770
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        2,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                  8/09 at 101          AAA       2,121,080
                 5.500%, 8/01/19

        1,435   Industrial Development Agency, Suffolk County, New York,                   10/10 at 102          Aaa       1,599,164
                 Civic Facility Revenue Bonds (Hampton Bays Public Library
                 Project), Series 1999A, 6.000%, 10/01/19


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.8%

$       2,210   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 102          AAA   $   2,224,674
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20

       10,215   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA      10,464,552
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        2,650   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       2,664,178
                 Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21

        1,000   Metropolitan Transportation Authority, New York, Commuter                   7/08 at 101          AAA       1,016,770
                 Facilities Revenue Bonds, Series 1998A, %, 7/01/28

        3,505   Metropolitan Transportation Authority, New York, Transit Facilities     7/07 at 101 1/2          AAA       3,674,677
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/25

        2,300   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA       2,364,768
                 Revenue Bonds (Buffalo/Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        5,000   Port Authority of New York and New Jersey, Consolidated Bonds,             10/07 at 101          AAA       5,208,000
                 One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)

        5,025   Port Authority of New York and New Jersey, Special Project                 12/07 at 100          AAA       5,275,748
                 Bonds (JFK International Air Terminal LLC Project), Series 6,
                 5.750%, 12/01/25 (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax)                                  1/02 at 102          AAA       5,452,650
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax)                                  1/02 at 100          AAA      11,525,415
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.0%

          525   City of Buffalo, New York, School Serial Bonds, Series 1999-E,             12/09 at 101          AAA         614,791
                 6.000%, 12/01/18 (Pre-refunded to 12/01/09)

          425   City of Buffalo, New York, General Improvement Bonds,                      12/09 at 101          AAA         497,688
                 Series 1999-D, 6.000%, 12/01/19 (Pre-refunded to 12/01/09)

        5,500   Metropolitan Transportation Authority, New York, Commuter                   7/02 at 102          AAA       5,784,680
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        1,550   City of New York, New York, General Obligation Bonds,                  12/01 at 101 1/2          AAA       1,586,193
                 Fiscal 1991 Series B, 7.000%, 6/01/04

                City of New York, New York, General Obligation Bonds, Fiscal
                1990 Series I:
          950    7.250%, 8/15/14                                                            2/02 at 100          AAA       1,009,100
        1,270    7.250%, 8/15/17                                                            2/02 at 100          AAA       1,294,460

        3,030   City of New York, New York, General Obligation Bonds,                       3/02 at 100          AAA       3,101,175
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        2,000   New York City Municipal Water Finance Authority, New York,                  6/05 at 101          AAA       2,234,560
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

        1,115   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       1,394,999
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        5,000   New York State Housing Finance Agency, State University                    No Opt. Call          AAA       5,733,050
                 Construction Bonds, 1986 Series A, 7.900%, 11/01/06

        3,140   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       3,520,631
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        1,895   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       1,962,955
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        1,635   New York State Medical Care Facilities Finance Agency, Mental               8/04 at 102          AAA       1,833,554
                 Health Services Facilities Improvement Revenue Bonds,
                  1994 Series E, 6.250%, 8/15/19 (Pre-refunded to 8/15/04)

        6,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       6,880,740
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        4,150   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       4,641,277
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22                                                           6/08 at 101          AAA       7,028,700
        3,000    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,173,070
        3,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       3,027,870


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
$       2,500    5.000%, 9/01/27                                                            9/11 at 100          AAA   $   2,459,925
        2,500    5.250%, 9/01/28                                                            9/11 at 100          AAA       2,528,425

        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,608,500
                 Adjustable Rate Gas Facilities Revenue Bonds (The Brooklyn
                 Union Gas Company Project), Series 1989B, 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        2,250   New York State Energy Research and Development Authority,                   7/03 at 102          AAA       2,304,383
                 Gas Facilities Revenue Bonds (The  Brooklyn Union Gas
                 Company Project), Series C, 5.600%, 6/01/25
                 (Alternative Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       1,056,110
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,573,500
                 Pollution Control Revenue Bonds (Rochester Gas and
                 Electric Corporation Projects), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA       2,143,540
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       2,024,780
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.4%

        3,655   Municipal Water Finance Authority, Buffalo, New York, Water                 7/09 at 101          AAA       3,974,922
                 System Revenue Bonds, Series 1999, 6.000%, 7/01/29

        2,115   Town of Clifton Park Water Authority, New York, Water System               10/03 at 102          AAA       2,066,291
                  Revenue Bonds, Series 1993, 5.000%, 10/01/26

        5,000   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA       5,462,100
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        1,000   New York City Municipal Water Finance Authority, New York,                  6/07 at 101          AAA       1,075,540
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29

        5,000   New York City Municipal Water Finance Authority, New York,                  6/08 at 101          AAA       4,650,350
                 Water and Sewer System Revenue Bonds, Fiscal 1999 Series A,
                 4.750%, 6/15/31

        4,750   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       4,905,560
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101          AAA       2,310,080
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        3,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 100          AAA       3,023,610
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33

        5,000   Suffolk County Water Authority, New York, Water System Revenue              6/03 at 102          AAA       5,025,450
                 Bonds, Series 1994, 5.000%, 6/01/17

        2,750   Western Nassau County Water Authority, New York, System                     5/06 at 102          AAA       2,851,830
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     402,905   Total Investments (cost $387,743,706) - 98.5%                                                            414,939,870
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       6,440,150
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 421,380,020
                ====================================================================================================================

                         All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                         Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                         Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
                            Portfolio of
                                    Investments September 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.5%

                Town of Amherst, New York, Industrial Development Agency, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation -
                Village Green Project), Series 2000A:
$       1,315    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,396,057
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         654,493

          500   Town of Amherst, New York, Industrial Development Agency,                   8/10 at 102          AAA         530,820
                 Civic Facility Revenue Bonds (UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project), Series 2000B,
                 5.625%, 8/01/20

        1,000   Nassau County, New York, Industrial Development Agency,                     7/08 at 102          AAA         994,020
                 Civic Facility Revenue and Refunding Bonds (Hofstra University
                 Project), Series 1998, 5.000%, 7/01/23

        1,000   City of New York Trust for Cultural Resources, New York, Revenue            7/09 at 101          AAA       1,063,150
                 Bonds (American Museum of Natural History), Series 1999A,
                 5.750%, 7/01/29

        7,250   City of New York Industrial Development Agency, New York,                   1/09 at 101          AAA       7,071,868
                 Civic Facility Revenue Bonds (Horace Mann School Project),
                 5.000%, 7/01/28

       12,875   Dormitory Authority of the State of New York, Mount Sinai                   1/02 at 102          AAA      13,176,404
                 School of Medicine Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        1,870   Dormitory Authority of the State of New York, Fordham University            1/02 at 101          AAA       1,895,806
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15

        1,175   Dormitory Authority of the State of New York, City University               7/05 at 102          AAA       1,194,070
                 System Consolidated Third General Resolution Revenue Bonds,
                 1995 Series 1, 5.375%, 7/01/25

        2,000   Dormitory Authority of the State of New York, Siena College                 7/07 at 102          AAA       2,113,600
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

        8,485   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       8,336,852
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1997
                Series 1:
        3,120    5.375%, 7/01/24                                                            1/08 at 102          AAA       3,186,456
       10,000    5.125%, 7/01/27                                                            1/08 at 102          AAA       9,977,900

        2,000   Dormitory Authority of the State of New York, State University              5/08 at 100          AAA       1,892,560
                 Educational Facilities Revenue Bonds, Series 1998A,
                 4.750%, 5/15/25

        4,500   Dormitory Authority of the State of New York, Ithaca College                7/08 at 101          Aaa       4,501,215
                  Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

        1,500   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,601,265
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

                Dormitory Authority of the State of New York, University of
                Rochester Revenue Bonds, Series 2000A:
        1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA       1,341,479
        2,235    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,493,807
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,660,447
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,239,212

          500   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         547,815
                  Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        5,000   Dormitory Authority of the State of New York, State University              5/06 at 102          AAA       5,132,200
                 Educational Facilities Revenue Bonds, Series 1996, 5.500%, 5/15/26

        3,485   Dormitory Authority of the State of New York, City University               7/10 at 100          AAA       3,499,358
                 System Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/24

                Dormitory Authority of the State of New York, Canisius College
                Revenue Bonds, Series 2000:
        1,000    5.100%, 7/01/20                                                            7/11 at 101          AAA       1,010,240
        2,875    5.250%, 7/01/30                                                            7/11 at 101          AAA       2,911,311

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, New York
                University Insured Revenue Bonds, 2001 Series 2:
$       1,350    5.500%, 7/01/18                                                            7/11 at 100          AAA   $   1,428,773
          800    5.500%, 7/01/20                                                            7/11 at 100          AAA         837,760
          600    5.500%, 7/01/21                                                            7/11 at 100          AAA         627,372

        2,500   Dormitory Authority of the State of New York, New York University          No Opt. Call          AAA       2,704,750
                 Revenue Bonds, Series 2001-1, 5.500%, 7/01/40

        2,125   Dormitory Authority of the State of New York, Yeshiva University            7/11 at 100          AAA       2,140,343
                  Insured Revenue Bonds, Series 2001, 5.000%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.1%

                Dormitory Authority of the State of New York, St. Vincent's Hospital and
                Medical Center of New York, FHA-Insured Mortgage Revenue Bonds, Series 1991:
        3,750    7.375%, 8/01/11                                                            2/02 at 102          AAA       3,840,038
        4,150    7.400%, 8/01/30                                                            2/02 at 102          AAA       4,248,770

        3,985   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       4,032,740
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32

          680   Dormitory Authority of the State of New York, Maimonides                   No Opt. Call          AAA         708,737
                 Medical Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1996A, 5.500%, 8/01/14

        6,500   Dormitory Authority of the State of New York, United Health                 2/08 at 102          AAA       6,606,080
                 Services, FHA-Insured Mortgage Revenue Refunding Bonds,
                 Series 1997, 5.375%, 8/01/27

       10,000   Dormitory Authority of the State of New York, New York and                  2/08 at 101          AAA       9,677,200
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1998, 5.000%, 8/01/32

        5,730   Dormitory Authority of the State of New York, Montefiore                    8/09 at 101          AAA       5,858,467
                 Medical Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1999, 5.500%, 8/01/38

        6,430   Dormitory Authority of the State of New York, St. Francis                   7/09 at 101          AAA       6,652,735
                 Hospital Revenue Bonds (Catholic Health  Services of Long
                 Island Obligated Group), Series 1999A, 5.500%, 7/01/24

       12,020   Dormitory Authority of the State of New York, Winthrop University           7/11 at 101          AAA      12,142,123
                 Hospital Association Revenue Bonds (Winthrop South Nassau
                 University Health System Obligated Group), Series 2001A,
                 5.250%, 7/01/26

        2,025   Dormitory Authority of the State of New York, South Nassau                  7/11 at 101          AAA       2,042,233
                 Communities Hospital Revenue Bonds (Winthrop South
                 Nassau University Health System Obligated Group), Series 2001B,
                 %, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

       15,000   New York City Housing Development Corporation, New York,                   10/01 at 105          AAA      15,774,300
                 Multifamily Housing Limited Obligation  Bonds, Series 1991C,
                 Pass-Through Certificates, 6.500%, 2/20/19

                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
          980    6.100%, 11/01/15                                                           5/06 at 102          AAA       1,049,835
        3,980    6.125%, 11/01/20                                                           5/06 at 102          AAA       4,231,655

        5,000   New York State Urban Development Corporation, Section 236                   1/02 at 102          AAA       5,152,100
                 Revenue Bonds, Series 1992A, 6.750%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.3%

        1,500   State of New York Mortgage Agency, Homeowner Mortgage                       9/04 at 102          AAA       1,595,970
                  Revenue Bonds, Series 43, 6.450%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        2,000   Town of Babylon, New York, Industrial Development Agency,                   8/10 at 101          AAA       2,173,720
                 Civic Facility Revenue Bonds (WSNCHS East, Inc. Project),
                 Series 2000B, 6.000%, 8/01/24

        6,000   Dormitory Authority of the State of New York, Norwegian                     8/11 at 101          AAA       5,970,840
                 Christian Home and Health Center, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 (WI, settling 10/18/01)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.4%

        1,200   Town of Brookhaven, County of Suffolk, New York, Various                   10/02 at 102          AAA       1,271,532
                 Purposes Serial Bonds, 1991 Series B, 6.400%, 10/01/11

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                East Rochester Union Free School District, County of Monroe, New
                York, Serial Bonds, Series 2000:
$         300    5.750%, 6/15/17                                                            6/09 at 101          Aaa   $     324,789
          350    5.750%, 6/15/18                                                            6/09 at 101          Aaa         377,734
          365    5.750%, 6/15/19                                                            6/09 at 101          Aaa         392,988

                County of Erie, New York, General Obligation Serial Bonds,
                Public Improvement Bonds, Series 1999A:
          700    5.500%, 10/01/17                                                          10/09 at 101          AAA         744,492
          700    5.250%, 10/01/19                                                          10/09 at 101          AAA         721,154

                Longwood Central School District, County of Suffolk, New York,
                Serial Bonds, Series 2000:
        1,000    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,092,090
        1,000    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,084,900

                Lyndonville Central School District, County of Orleans, New
                York, School District Serial Bonds, Series 2000:
          340    5.750%, 6/01/18                                                            6/08 at 101          Aaa         364,922
          340    5.750%, 6/01/19                                                            6/08 at 101          Aaa         364,194

        2,500   County of Nassau, New York, General Obligations, Serial General             6/09 at 102          AAA       2,544,425
                 Improvement Bonds, Series B, 5.250%, 6/01/23

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
           45    6.250%, 8/01/10                                                        8/02 at 101 1/2          AAA          47,111
           45    6.625%, 8/01/14                                                        8/02 at 101 1/2          AAA          47,186

        3,100   City of New York, New York, General Obligation Bonds,                       3/02 at 100          AAA       3,403,025
                 Fiscal 1991 Series A, 7.250%, 3/15/19

                City of New York, New York, General Obligation Bonds, Fiscal
                1998 Series H:
        4,150    5.125%, 8/01/25                                                            8/08 at 101          AAA       4,161,413
        6,000    5.375%, 8/01/27                                                            8/08 at 101          AAA       6,128,220

        5,000   City of New York, New York, General Obligation Bonds,                       4/09 at 101          AAA       4,908,150
                 Fiscal 1999 Series I, 5.000%, 4/15/29

        3,000   Town of North Hempstead, County of Nassau, New York,                        3/08 at 101          Aaa       2,961,180
                 General Obligation Refunding Serial Bonds, 1998 Series B,
                 4.750%, 3/01/18

                Town of North Hempstead, County of Nassau, New York, General
                Obligation Bonds, 1999 Series B:
        2,135    5.875%, 7/15/18                                                            7/09 at 101          Aaa       2,332,488
        2,255    5.875%, 7/15/19                                                            7/09 at 101          Aaa       2,459,258

                County of Oneida, New York, General Obligations, Public
                Improvement Bonds, Series 2000:
          100    5.375%, 4/15/18                                                            4/09 at 102          AAA         104,633
          100    5.375%, 4/15/19                                                            4/09 at 102          AAA         104,088

        2,250   Commonwealth of Puerto Rico, Public Improvement Bonds                       7/08 at 101          AAA       2,231,955
                 of 1998, 4.875%, 7/01/23

        8,000   Commonwealth of Puerto Rico, General Obligation Bonds,                      7/08 at 101          AAA       7,518,080
                 Public Improvement Refunding Bonds, Series 1998, 4.500%, 7/01/23

                Putnam Valley Central School District, Counties of Putnam and
                Westchester, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17                                                            6/10 at 100          Aaa         576,723
          525    5.875%, 6/15/18                                                            6/10 at 100          Aaa         573,951
          525    5.875%, 6/15/20                                                            6/10 at 100          Aaa         569,898
          525    5.875%, 6/15/21                                                            6/10 at 100          Aaa         569,158
          525    5.875%, 6/15/22                                                            6/10 at 100          Aaa         568,454
          525    5.875%, 6/15/23                                                            6/10 at 100          Aaa         567,672
          525    5.875%, 6/15/24                                                            6/10 at 100          Aaa         566,895
          525    5.875%, 6/15/26                                                            6/10 at 100          Aaa         565,341
          525    5.875%, 6/15/28                                                            6/10 at 100          Aaa         564,764

                County of Rensselaer, New York, General Obligation Serial Bonds,
                Series 1991:
          960    6.700%, 2/15/16                                                           No Opt. Call          AAA       1,175,914
          960    6.700%, 2/15/17                                                           No Opt. Call          AAA       1,174,339
          960    6.700%, 2/15/18                                                           No Opt. Call          AAA       1,174,973
          960    6.700%, 2/15/19                                                           No Opt. Call          AAA       1,175,750
          960    6.700%, 2/15/20                                                           No Opt. Call          AAA       1,179,283
          747    6.700%, 2/15/21                                                           No Opt. Call          AAA         915,785

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
$         735    5.250%, 10/01/20                                                          No Opt. Call          AAA   $     775,462
          735    5.250%, 10/01/21                                                          No Opt. Call          AAA         769,964
          730    5.250%, 10/01/22                                                          No Opt. Call          AAA         762,792
          730    5.250%, 10/01/23                                                          No Opt. Call          AAA         762,660
          730    5.250%, 10/01/24                                                          No Opt. Call          AAA         762,441
          730    5.250%, 10/01/25                                                          No Opt. Call          AAA         762,135
          725    5.250%, 10/01/26                                                          No Opt. Call          AAA         757,596
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.5%

        1,000   Battery Park City Authority, New York, Senior Revenue Refunding            11/03 at 102          AAA       1,014,450
                Bonds, Series 1993A, 5.250%, 11/01/17

        3,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund         4/07 at 101          AAA       3,047,400
                Bonds, Series 1996A, 5.250%, 4/01/26

       11,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund         4/08 at 101          AAA      10,326,690
                Bonds, Series 1998A, 4.750%, 4/01/28

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       4,086,520
        1,000    5.250%, 4/01/23                                                            4/09 at 101          AAA       1,023,670
        3,250    5.000%, 4/01/29                                                            4/09 at 101          AAA       3,228,355

        5,875   New York City Transit Authority, New York, Metropolitan                     1/10 at 101          AAA       5,941,094
                 Transportation Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 1999A, 5.250%, 1/01/29

        5,225   New York City Transit Authority, New York, Metropolitan                     1/10 at 101          AAA       5,624,660
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30

        2,000   New York City Transitional Finance Authority, New York,                     8/07 at 101          AAA       1,965,400
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
        2,000   New York City Transitional Finance Authority, New York, Future              5/08 at 101          AAA       1,788,460
                 Tax Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        5,250   New York State Dormitory Authority, Court Facilities Lease                  5/10 at 101          AAA       5,604,795
                 Revenue Bonds, City of New York Issue, Series 1999, 5.750%, 5/15/30

          505   New York State Dormitory Authority, Judicial Facilities Lease         10/01 at 114 5/32         Baa1         578,786
                 Revenue Bonds, Suffolk County Issue, Series 1991A,
                 9.500%, 4/15/14

        5,000   New York State Dormitory Authority, Leake and Watts Services,               7/04 at 102          AAA       5,396,550
                 Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23

                New York State Dormitory Authority, Mental Health Services
                Facilities Improvement Revenue Bonds, Series 1996B:
        2,530    5.375%, 2/15/26                                                            2/06 at 102          AAA       2,567,748
        2,660    5.375%, 2/15/26                                                            2/06 at 102          AAA       2,699,687

        7,145   New York State Dormitory Authority, Special Act School Districts            7/09 at 101          AAA       7,697,094
                 Program Insured Revenue Bonds, Series 1999, 5.750%, 7/01/19

        3,000   New York State Dormitory Authority, Mental Health Services                  2/07 at 102          AAA       3,172,320
                 Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22

        2,000   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100          AAA       2,007,600
                 State Park, Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22

        7,750   New York Local Government Assistance Corporation (A Public                  4/08 at 101          AAA       7,601,820
                 Benefit Corporation of the State of New York), Revenue Bonds,
                 Series 1997B Refunding, 4.875%, 4/01/20

        4,400   New York Local Government Assistance Corporation, Revenue                   4/03 at 102          AAA       4,529,096
                 Bonds, Series 1993B Refunding, 5.500%, 4/01/21

                New York State Municipal Bond Bank Agency, City of Buffalo,
                Special Program Revenue Bonds, 2001 Series A:
          875    5.125%, 5/15/19                                                            5/11 at 100          AAA         888,239
          920    5.125%, 5/15/20                                                            5/11 at 100          AAA         930,405
          965    5.250%, 5/15/21                                                            5/11 at 100          AAA         985,796
        1,015    5.250%, 5/15/22                                                            5/11 at 100          AAA       1,035,310


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$          20   New York State Medical Care Facilities Finance Agency, Mental               2/05 at 102          AAA   $      21,141
                 Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          365   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA         376,716
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

        4,000   New York State Medical Care Facilities Finance Agency,                      2/02 at 100          AAA       4,006,760
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 5.500%, 8/15/21

       10,000   New York State Urban Development Corporation, Correctional                  1/05 at 102          AAA      10,215,800
                 Facilities Revenue Bonds, Series 5, 5.500%, 1/01/25

        5,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       5,416,650
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

                Empire State Development Corporation, New York State Urban
                Development Corporation, Correctional Facilities Service
                Contract Revenue Bonds, Series C:
        2,175    5.125%, 1/01/22                                                            1/11 at 100          AAA       2,192,378
        6,000    5.125%, 1/01/23                                                            1/11 at 100          AAA       6,034,680
        2,000    5.250%, 1/01/30                                                            1/11 at 100          AAA       2,022,500
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.6%

        5,010   Metropolitan Transportation Authority, New York, Commuter               7/07 at 101 1/2          AAA       5,244,318
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

        9,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       9,219,870
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                Metropolitan Transportation Authority, New York, Commuter
                Facilities Revenue Bonds, Series 1998A:
        3,000    5.000%, 7/01/23                                                            7/08 at 101          AAA       3,007,170
        4,695    5.250%, 7/01/28                                                            7/08 at 101          AAA       4,773,735

        5,000   Metropolitan Transportation Authority, New York, Transit                7/02 at 101 1/2          AAA       5,234,200
                 Facilities Revenue Bonds, Series K, 6.250%, 7/01/11

        2,500   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA       2,570,400
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

       10,000   Port Authority of New York and New Jersey, Consolidated Bonds,             11/01 at 101          AA-      10,110,200
                  Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)

        7,000   Port Authority of New York and New Jersey, Consolidated Bonds,             10/07 at 101          AAA       7,291,200
                 One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.3%

        2,000   Metropolitan Transportation Authority, New York, Commuter                   7/02 at 102          AAA       2,103,520
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
        4,955    6.250%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,204,336
        4,955    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,219,746

        1,500   City of New York, New York, General Obligation Bonds,                       3/02 at 100          AAA       1,535,235
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        3,000   City of New York, New York, General Obligation Bonds,                      10/01 at 100          AAA       3,080,010
                 Fiscal 1990 Series B, 7.000%, 10/01/19

        5,000   City of New York Trust for Cultural Resources, New York,                    1/02 at 102          AAA       5,158,450
                 Revenue Refunding Bonds (Museum of Modern Art),
                 Series 1991A, 6.625%, 1/01/19 (Pre-refunded to 1/01/02)

        5,000   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       5,247,500
                 Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)

        2,230   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       2,500,321
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        4,260   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       4,412,764
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        5,000   New York State Medical Care Facilities Finance Agency, New York             2/05 at 102          AAA       5,733,950
                 Hospital, FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.5%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
$       8,300    5.125%, 12/01/22                                                           6/08 at 101          AAA   $   8,334,030
        7,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       7,065,030

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,229,440
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA       1,161,760
       15,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       4,116,000
        3,000    0.000%, 6/01/27                                                           No Opt. Call          AAA         780,600
        4,500    0.000%, 6/01/28                                                           No Opt. Call          AAA       1,108,215
        3,000    0.000%, 6/01/29                                                           No Opt. Call          AAA         699,840

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        3,000    5.000%, 9/01/27                                                            9/11 at 100          AAA       2,951,910
        3,125    5.250%, 9/01/28                                                            9/11 at 100          AAA       3,160,531

       11,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      11,477,400
                 Gas Facilities Revenue Bonds (Brooklyn Union Gas Company
                 Project), Series 1989, 6.750%, 2/01/24 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       3,168,330
                 Pollution Control Revenue Bonds (New York State Electric and
                 Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                  10/01 at 102          AAA       3,069,930
                 Pollution Control Refunding Revenue Bonds (Niagara Mohawk
                 Power Corporation Project), Series 1991A, 6.625%, 10/01/13

        6,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA       6,430,620
                 Pollution Control Revenue Bonds (Rochester  Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        3,500   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       3,543,365
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.9%

        5,000   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA       5,462,100
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        2,225   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA       2,254,259
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series A,
                 5.375%, 6/15/26

       10,500   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA      10,843,875
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2000 Series B:
        1,500    6.100%, 6/15/31                                                            6/10 at 101          AAA       1,732,560
        3,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       3,443,309

        7,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 100          AAA       7,055,089
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33

        5,000   New York State Environmental Facilities Corporation, State Water            3/02 at 101          AAA       5,069,899
                 Pollution Control Revolving Fund Revenue Bonds, Pooled Loan
                 Issue, Series 1991B, 7.100%, 9/15/11

        1,300   New York State Environmental Facilities Corporation, Water                  6/02 at 102          AAA       1,338,674
                 Facilities Revenue Bonds (New Rochelle Water Company Project),
                 Series 1992, 6.400%, 12/01/24 (Alternative Minimum Tax)

        2,230   Upper Mohawk Valley Regional Water Finance Authority,                      No Opt. Call          Aaa         738,464
                 New York, Water System Revenue Bonds, Series 2000,
                 0.000%, 4/01/23
------------------------------------------------------------------------------------------------------------------------------------
$     553,327   Total Investments (cost $510,453,293) - 97.3%                                                            538,791,628
=============-----------------------------------------------------------------------------------------------------------------------


                             Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.5%

$       1,000   New York City, New York, General Obligation Bonds, Series B2,                                 VMIG-1   $   1,000,000
                 Subseries B5, Variable Rate Demand Bonds, 2.650%, 8/15/11+

        1,400   New York City Municipal Water Finance Authority, New York,                                    VMIG-1       1,400,000
                 Water and Sewer System Revenue Bonds,  Series 93-C,
                 Variable Rate Demand Bonds, 2.650%, 6/15/22+

        6,000   Puerto Rico Government Development Bank, Revenue                                              VMIG-1       6,000,000
                 Refunding Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.900%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$       8,400   Total Short-Term Investments (cost $8,400,000)                                                             8,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       6,617,812
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 553,809,440
                ====================================================================================================================


                         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary
                         Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                         Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                            Portfolio of
                                    Investments September 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.7%

                Town of Amherst, New York, Industrial Development Agency, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation -
                Village Green Project), Series 2000A:
$       1,065    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,130,647
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         654,493

          500   Town of Amherst, New York, Industrial Development Agency,                   8/10 at 102          AAA         530,820
                 Civic Facility Revenue Bonds (UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project), Series 2000B,
                 5.625%, 8/01/20

        2,940   County of Monroe, New York, Industrial Development Agency,                 12/01 at 101          AAA       2,990,833
                 1986 Industrial Development Revenue Bonds (Wilmur Associates
                 Facility - Eastman Place), Remarketing, 7.250%, 12/01/16
                 (Alternative Minimum Tax)

        6,350   County of Nassau, New York, Industrial Development Agency,                  7/08 at 102          AAA       6,312,027
                 Civic Facility Revenue and Refunding Bonds (Hofstra
                 University Project), Series 1998, 5.000%, 7/01/23

        5,000   City of New York Trust for Cultural Resources, New York, Revenue            7/06 at 101          AAA       5,354,550
                 Bonds (New York Botanical Garden), Series 1996, 5.800%, 7/01/26

        7,250   City of New York Trust for Cultural Resources, New York,                    1/07 at 102          AAA       7,510,203
                 Revenue Refunding Bonds (Museum of Modern Art),
                 Series 1996A, 5.500%, 1/01/21

       14,500   City of New York Trust for Cultural Resources, New York, Revenue            4/07 at 101          AAA      15,091,310
                 Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/27

        4,775   City of New York Industrial Development Agency, New York, Civic             6/07 at 102          AAA       4,822,846
                 Facility Revenue Bonds (Trinity  Episcopal School Corporation
                 Project), 5.250%, 6/15/27

        1,000   Dormitory Authority of the State of New York, Mount Sinai                   1/02 at 102          AAA       1,023,410
                 School of Medicine Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        7,515   Dormitory Authority of the State of New York, Marist College                7/02 at 102          AAA       7,841,827
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Fordham University            7/04 at 102          AAA       1,022,850
                 Insured Revenue Bonds, Series 1994, 5.500%, 7/01/23

        1,600   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       1,788,272
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

        1,970   Dormitory Authority of the State of New York, University of                 7/04 at 102          AAA       2,069,485
                 Rochester Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.900%, 7/01/17

        1,240   Dormitory Authority of the State of New York, Sarah Lawrence                7/05 at 102          AAA       1,403,606
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

        8,500   Dormitory Authority of the State of New York, Ithaca College                7/07 at 102          AAA       8,577,435
                 Insured Revenue Bonds, Series 1997, 5.250%, 7/01/26

        1,150   Dormitory Authority of the State of New York, St. John's University         7/06 at 102          AAA       1,217,229
                 Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

        4,625   Dormitory Authority of the State of New York, Barnard College               7/07 at 101          AAA       4,667,134
                 Insured Revenue Bonds, Series 1996, 5.250%, 7/01/26

        1,700   Dormitory Authority of the State of New York, City University               1/08 at 102          AAA       1,696,243
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.125%, 7/01/27

        7,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       6,877,780
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        2,000   Dormitory Authority of the State of New York, City University               7/08 at 102          AAA       1,970,520
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 1, 5.000%, 7/01/26

        1,525   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,430,953
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

        1,750   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,868,143
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, University of
                Rochester Revenue Bonds, Series 2000A:
$       1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA   $   1,341,479
        2,230    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,490,465
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,660,447
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,239,212

        2,000   Dormitory Authority of the State of New York, City University               7/10 at 100          AAA       2,011,060
                 System Consolidated Fourth General Resolution Revenue Bonds,
                 2000 Series A, 5.125%, 7/01/23

        1,000   Dormitory Authority of the State of New York, New York University          No Opt. Call          AAA       1,081,900
                 Revenue Bonds, Series 2001-1,  5.500%, 7/01/40

        2,750   Dormitory Authority of the State of New York, Yeshiva University            7/11 at 100          AAA       2,717,083
                 Insured Revenue Bonds, Series 2001, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 6.7%

        4,000   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       4,047,920
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32

        1,000   Dormitory Authority of the State of New York, New York and                  2/08 at 101          AAA         967,720
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1998, 5.000%, 8/01/32

        9,000   Dormitory Authority of the State of New York, St. Francis                   7/09 at 101          AAA       9,311,760
                 Hospital Revenue Bonds (Catholic Health Services of Long
                 Island Obligated Group), Series 1999A, 5.500%, 7/01/24

        9,000   Dormitory Authority of the State of New York, South Nassau                  7/11 at 101          AAA       9,076,590
                 Communities Hospital Revenue Bonds (Winthrop South Nassau
                 University Health System Obligated Group), Series 2001B,
                 5.250%, 7/01/31

        5,350   Medical Care Facilities Finance Agency of the State of New York,           11/01 at 102          AAA       5,484,820
                 Sisters of Charity Hospital of Buffalo Project Revenue Bonds,
                 1991 Series A, 6.625%, 11/01/18

        3,300   Medical Care Facilities Finance Agency of the State of New York,            2/04 at 102          AAA       3,336,960
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25

        3,000   Medical Care Facilities Finance Agency of the State of New York,            2/05 at 102          AAA       3,117,000
                 Montefiore Medical Center, FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series A, 5.750%, 2/15/25

        1,915   Medical Care Facilities Finance Agency of the State of New York,           11/05 at 102          AAA       2,132,582
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), Series 1995A, 6.375%, 11/15/19
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.3%

       12,475   New York City Housing Development Corporation, New York,                   10/01 at 105          AAA      13,118,960
                 Multifamily Housing Limited Obligation Bonds, Series 1991C,
                 Pass-Through Certificates, 6.500%, 2/20/19

        1,690   New York State Housing Finance Agency, Housing Project                      5/06 at 102          AAA       1,796,859
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20

        1,575   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,672,776
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14

                New York State Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
        5,515    6.700%, 1/01/12                                                            1/02 at 102          AAA       5,686,020
       17,995    6.750%, 1/01/26                                                            1/02 at 102          AAA      18,542,408
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.1%

        1,995   State of New York Mortgage Agency, Homeowner Mortgage                       3/04 at 102          AAA       2,034,481
                 Revenue Bonds, Series 33, 5.400%, 10/01/17

          115   State of New York Mortgage Agency, Homeowner Mortgage                      10/01 at 102          AAA         117,422
                 Revenue Bonds, Series VV, 7.250%, 10/01/07 (Alternative
                 Minimum Tax)

        3,980   State of New York Mortgage Agency, Homeowner Mortgage                       4/07 at 102          AAA       4,188,751
                 Revenue Bonds, Series 63, 6.125%, 4/01/27 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

        4,450   Castle Rest Residential Health Care Facility, Syracuse,                     8/07 at 102          AAA       4,674,859
                 New York, FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)

        2,000   Dormitory Authority of the State of New York, United                        7/06 at 102          AAA       2,057,160
                 Cerebral Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.1%

                East Rochester Union Free School District, County of Monroe, New
                York, Serial Bonds, Series 2000:
$         300    5.750%, 6/15/17                                                            6/09 at 101          Aaa   $     324,789
          360    5.750%, 6/15/18                                                            6/09 at 101          Aaa         388,526
          400    5.750%, 6/15/19                                                            6/09 at 101          Aaa         430,672

        1,000   County of Erie, New York, General Obligation Bonds,                     6/05 at 101 1/2          AAA       1,038,140
                 1995 Series B, 5.625%, 6/15/20

                Longwood Central School District, County of Suffolk, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,539,847
        1,410    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,529,709

        1,500   County of Nassau, New York, General Obligations, Serial                     6/09 at 102          AAA       1,526,655
                 General Improvement Bonds, Series B, 5.250%, 6/01/23

          200   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA         209,266
                 Fiscal 1992 Series C, 6.625%, 8/01/15

          235   City of New York, New York, General Obligation Bonds,                   2/02 at 101 1/2          AAA         242,544
                 Fiscal 1992 Series H, 7.100%, 2/01/10

        7,000   Commonwealth of Puerto Rico, General Obligation Bonds,                      7/08 at 101          AAA       6,578,320
                 Public Improvement Refunding Bonds, Series 1998,
                 4.500%, 7/01/23

                Putnam Valley Central School District, Counties of Putnam and
                Westchester, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19                                                            6/10 at 100          Aaa         572,922
          525    5.875%, 6/15/25                                                            6/10 at 100          Aaa         566,118
          525    5.875%, 6/15/27                                                            6/10 at 100          Aaa         565,147

          525   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA         544,346
                 Series 1992-A, 6.500%, 2/15/07

        1,390   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA       1,441,222
                 Series 1992-B, 6.500%, 2/15/07
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.8%

       15,000   Metropolitan Transportation Authority, New York, Commuter                   1/02 at 102          AAA      15,348,000
                 Facilities 1987 Service Contract Bonds, Series 5, 6.500%, 7/01/16

        3,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/08 at 101          AAA       2,816,370
                 Fund Bonds, Series 1998A, 4.750%, 4/01/28

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       4,086,520
        2,000    5.250%, 4/01/23                                                            4/09 at 101          AAA       2,047,340
        2,000    5.000%, 4/01/29                                                            4/09 at 101          AAA       1,986,680

        5,000   Metropolitan Transportation Authority, New York, Dedicated                  4/10 at 100          AAA       5,464,350
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30

        5,150   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,543,924
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30

        3,000   New York City Transitional Finance Authority, New York, Future              8/07 at 101          AAA       2,948,100
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

        3,000   New York City Transitional Finance Authority, New York, Future Tax          5/08 at 101          AAA       2,682,690
                  Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        2,500   New York City Transitional Finance Authority, New York, Future Tax          5/10 at 101          AAA       2,747,775
                  Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24

        6,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       6,405,480
                 Lease Revenue Bonds, City of New York Issue, Series 1999,
                 5.750%, 5/15/30

        5,375   Dormitory Authority of the State of New York, Leake and Watts               7/04 at 102          AAA       5,801,291
                 Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        2,200   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       2,209,372
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21

        3,340   Dormitory Authority of the State of New York, Harmony Heights               7/09 at 101          AAA       3,525,036
                 School Insured Revenue Bonds, 853 Schools Program 1999 Issue 1,
                 Series 1999C, 5.500%, 7/01/18

        3,000   Dormitory Authority of the State of New York, Mental Health                 2/07 at 102          AAA       3,172,320
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22

        5,500   New York Local Government Assistance Corporation (A Public                  4/04 at 100          AAA       5,425,090
                 Benefit Corporation of the State of New York), Revenue Bonds,
                 Series 1993D, 5.000%, 4/01/23


                                Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Medical Care Facilities Finance Agency of the State of New York,
                Mental Health Services Facilities mprovement Revenue Bonds,
                Series 1992A:
$         120    6.375%, 8/15/10                                                            2/02 at 102          AAA   $     124,360
          155    6.375%, 8/15/17                                                            2/02 at 102          AAA         160,631

        5,250   Medical Care Facilities Finance Agency of the State of New York,            2/04 at 102          AAA       5,299,718
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

       10,000   Urban Development Corporation of the State of New York,                     1/09 at 101          AAA      10,833,300
                 Correctional Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

                Empire State Development Corporation, Urban Development
                Corporation of the State of New York, Correctional Facilities
                Service Contract Revenue Bonds, Series C:
        4,250    5.125%, 1/01/22                                                            1/11 at 100          AAA       4,283,958
        6,955    5.125%, 1/01/25                                                            1/11 at 100          AAA       6,974,752
        6,000    5.250%, 1/01/30                                                            1/11 at 100          AAA       6,067,500
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.8%

        4,250   Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge        1/05 at 101          AAA       4,470,448
                 System Revenue Bonds, Series 1995, 5.750%, 1/01/25

        3,000   Metropolitan Transportation Authority, New York, Commuter                   7/06 at 102          AAA       3,268,170
                 Facilities Revenue Bonds, Series 1996A, 6.000%, 7/01/16

        1,000   Metropolitan Transportation Authority, New York, Commuter               7/07 at 101 1/2          AAA       1,046,770
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

       15,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA      15,366,450
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

          500   Metropolitan Transportation Authority, New York, Commuter                   7/08 at 101          AAA         508,385
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28

                Metropolitan Transportation Authority, New York, Transit Facilities
                Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18                                                            7/08 at 101          AAA      10,048,800
        5,500    4.750%, 7/01/26                                                            7/08 at 101          AAA       5,182,705

        1,000   Niagara Frontier Transportation Authority, New York, Airport                4/04 at 102          AAA       1,070,680
                 Revenue Bonds (Greater Buffalo International Airport),
                 Series 1994A, 6.250%, 4/01/24 (Alternative Minimum Tax)

        2,500   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA       2,570,400
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                Seventy-Sixth Series:
        5,000    6.500%, 11/01/26 (Alternative Minimum Tax)                                11/01 at 101          AAA       5,056,300
        5,000    6.500%, 11/01/26 (Alternative Minimum Tax)                                11/01 at 101          AAA       5,056,300

        7,000   Triborough Bridge and Tunnel Authority, New York, General               1/02 at 101 1/2          AAA       7,170,170
                 Purpose Revenue Bonds, Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.4%

        1,980   Town of Clifton Park Water Authority, New York, Water System               10/02 at 102          AAA       2,103,512
                 Revenue Bonds, 1991 Series A, 6.375%, 10/01/26
                 (Pre-refunded to 10/01/02)

       24,155   Metropolitan Transportation Authority, New York, Transit                    7/02 at 102          AAA      25,450,674
                 Facilities Revenue Bonds, Series J, 6.500%, 7/01/18
                 (Pre-refunded to 7/01/02)

        1,495   County of Nassau Combined Sewer District, New York, General                11/01 at 103          AAA       1,547,624
                 Obligation Serial Bonds, Series 1991J, 6.100%, 11/15/09
                 (Pre-refunded to 11/15/01)

       19,800   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA      20,857,914
                 Fiscal 1992 Series C, 6.625%, 8/01/15 (Pre-refunded to 8/01/02)

        2,265   City of New York, New York, General Obligation Bonds,                   2/02 at 101 1/2          AAA       2,337,774
                 Fiscal 1992 Series H, 7.100%, 2/01/10 (Pre-refunded to 2/01/02)

        3,400   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       4,223,242
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16

        3,000   Dormitory Authority of the State of New York, State University              5/02 at 102          AAA       3,148,500
                 Educational Facilities Revenue Bonds, Series 1991A,
                 6.750%, 5/15/21 (Pre-refunded to 5/15/02)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,250   Dormitory Authority of the State of New York, New York Public               7/02 at 102          AAA   $   3,408,860
                 Library Insured Revenue Bonds, Series 1992A,
                 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

        3,700   Dormitory Authority of the State of New York, City University               7/04 at 102          AAA       4,138,783
                 System Consolidated Third General Resolution Revenue Bonds,
                 1994 Series 1, 6.300%, 7/01/24 (Pre-refunded to 7/01/04)

        1,485   Medical Care Facilities Finance Agency of the State of New York,            8/02 at 102        AA***       1,571,056
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series A, 6.700%, 8/15/23 (Pre-refunded to 8/15/02)

        1,000   Medical Care Facilities Finance Agency of the State of New York,           11/03 at 102          AAA       1,100,310
                 Rochester, St. Mary's Hospital Mortgage Project Revenue Bonds,
                 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded
                 to 11/01/03)

                Medical Care Facilities Finance Agency of the State of New York,
                Mental Health Services Facilities Improvement Revenue Bonds,
                Series 1992A:
        7,380    6.375%, 8/15/10 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA       7,648,115
       15,520    6.375%, 8/15/17 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA      16,083,842

        4,825   Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102          AAA       4,976,360
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

        4,700   Niagara Falls Bridge Commission, New York, Toll Bridge System              10/02 at 102          AAA       4,981,530
                 Revenue Bonds, Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

        5,800   Triborough Bridge and Tunnel Authority, New York, General               1/02 at 101 1/2          AAA       5,956,774
                 Purpose Revenue Bonds, Series W, 6.750%, 1/01/22
                 (Pre-refunded to 1/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.5%

        1,650   Islip Resource Recovery Agency, New York, Resource Recovery                No Opt. Call          AAA       2,023,346
                 System Revenue Bonds (1985 Facility), Series B 1994,
                 7.250%, 7/01/11 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22                                                           6/08 at 101          AAA       7,028,700
        3,200    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,384,608
        3,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       3,027,870

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,229,440
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA       1,161,760
        5,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       1,372,000
        7,000    0.000%, 6/01/27                                                           No Opt. Call          AAA       1,821,400
       10,500    0.000%, 6/01/28                                                           No Opt. Call          AAA       2,585,835
        7,000    0.000%, 6/01/29                                                           No Opt. Call          AAA       1,632,960

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27                                                            9/11 at 100          AAA       2,459,925
        2,500    5.250%, 9/01/28                                                            9/11 at 100          AAA       2,528,425

        6,000   New York State Energy Research and Development Authority, Gas               5/02 at 102          AAA       6,190,860
                 Facilities Revenue Bonds (Brooklyn  Union Gas Company Project),
                 Series 1989A, 6.750%, 2/01/24 (Alternative Minimum Tax)

        1,250   New York State Energy Research and Development Authority, Gas               7/03 at 102          AAA       1,280,213
                 Facilities Revenue Bonds (Brooklyn  Union Gas Company Project),
                 Series C, 5.600%, 6/01/25 (Alternative Minimum Tax)

       12,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      12,352,800
                 Pollution Control Revenue Bonds  (Rochester Gas and Electric
                 Corporation Projects), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        9,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       9,111,509
                 Facilities Revenue Bonds (Consolidated  Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.1%

        3,250   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       3,356,437
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2000 Series B:
        1,000    6.100%, 6/15/31                                                            6/10 at 101          AAA       1,155,039
        2,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       2,295,539


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 100          AAA   $   4,031,479
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33

        1,000   Western Nassau County Water Authority, New York, System                     5/06 at 102          AAA       1,037,029
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     568,710   Total Investments (cost $526,408,107) - 98.7%                                                            555,629,712
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       7,344,547
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 562,974,259
                ====================================================================================================================

                         All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                         Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                         Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                                 See accompanying notes to financial statements.

                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                            Portfolio of
                                    Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.2%

                Town of Amherst, New York, Industrial Development Agency, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$         250    5.625%, 8/01/20                                                            8/10 at 102          AAA   $     265,410
          250    5.750%, 8/01/25                                                            8/10 at 102          AAA         268,235

        2,000   County of Monroe, New York, Industrial Development Agency,                  6/05 at 102          AAA       2,194,080
                 Civic Facility Revenue Bonds (Nazareth College of Rochester
                 Project), Series 1995, 6.000%, 6/01/20

        5,460   City of New York Trust for Cultural Resources, New York,                    7/06 at 101          AAA       5,847,169
                 Revenue Bonds (New York Botanical Garden), Series 1996,
                 5.800%, 7/01/26

        1,250   City of New York Trust for Cultural Resources, New York,                    1/07 at 102          AAA       1,294,863
                 Revenue Refunding Bonds (Museum of Modern Art), Series 1996A,
                 5.500%, 1/01/21

        4,000   City of New York Trust for Cultural Resources, New York, Revenue            4/07 at 101          AAA       4,177,280
                 Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/22

        1,000   City of New York Industrial Development Agency, New York,                  11/04 at 102          AAA       1,118,850
                 Civic Facility Revenue Bonds (USTA National Tennis Center
                 Incorporated Project), 6.375%, 11/15/14

        2,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       2,072,400
                 Bonds, State University Dormitory Facilities Issue, Series 1999C,
                 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       2,235,340
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

        3,000   Dormitory Authority of the State of New York, New School for                7/07 at 102          AAA       3,169,620
                 Social Research Insured Revenue Bonds, Series 1997,
                 5.750%, 7/01/26

        1,500   Dormitory Authority of the State of New York, St. John's University         7/06 at 102          AAA       1,587,690
                  Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

        2,000   Dormitory Authority of the State of New York, Long Island                   9/06 at 102          AAA       2,053,720
                  University Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        6,000   Dormitory Authority of the State of New York, Ithaca College                7/08 at 101          Aaa       6,001,620
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

        1,500   Dormitory Authority of the State of New York, Upstate                       7/10 at 101          AAA       1,601,265
                 Community Colleges Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29

        3,215   Dormitory Authority of the State of New York, University of                No Opt. Call          AAA       2,130,516
                 Rochester Revenue Bonds, Series 2000A, 0.000%, 7/01/24

          250   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         273,908
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        1,000   Dormitory Authority of the State of New York, City University               7/10 at 100          AAA       1,007,640
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/22

          500   Dormitory Authority of the State of New York, New York                     No Opt. Call          AAA         540,950
                 University Revenue Bonds, Series 2001-1, 5.500%, 7/01/40

          810   Dormitory Authority of the State of New York, Yeshiva University            7/11 at 100          AAA         812,487
                 Insured Revenue Bonds, Series 2001, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.7%

        3,000   Dormitory Authority of the State of New York, Ellis Hospital,               8/05 at 102          AAA       3,080,670
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                 5.600%, 8/01/25

        1,500   Dormitory Authority of the State of New York, Vassar Brothers               1/08 at 102          AAA       1,540,830
                 Hospital Revenue Bonds, Series 1997, 5.250%, 7/01/17

        3,000   Dormitory Authority of the State of New York, St. Charles Hospital          7/09 at 101          AAA       3,113,280
                 and Rehabilitation Center Revenue Bonds (Catholic Health
                 Services of Long Island Obligated Group), Series 1999A,
                 5.500%, 7/01/22


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,450   Dormitory Authority of the State of New York, Winthrop                      7/11 at 101          AAA   $   3,479,360
                 University Hospital Association Revenue Bonds (Winthrop
                 South Nassau University Health System Obligated Group),
                 Series 2001A, 5.250%, 7/01/31

        2,500   Medical Care Facilities Finance Agency of the State of New York,           11/02 at 102          AAA       2,647,250
                 South Nassau Communities Hospital Project Revenue Bonds,
                 1992 Series A, 6.125%, 11/01/11

        4,700   Medical Care Facilities Finance Agency of the State of New York,            2/04 at 102          AAA       4,752,640
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        2,240   Housing Finance Agency of the State of New York, Housing Project            5/06 at 102          AAA       2,381,635
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20

        2,000   Urban Development Corporation of the State of New York,                     1/02 at 102          AAA       2,062,020
                 Section 236 Revenue Bonds, Series 1992A, 6.700%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

        2,500   Mortgage Agency of State of New York, Homeowner Mortgage                    3/03 at 102          N/R       2,552,575
                 Revenue Bonds, Series 30-B, 6.650%, 10/01/25 (Alternative
                 Minimum Tax)

        1,200   Mortgage Agency of State of New York, Homeowner Mortgage                   10/03 at 102          Aa1       1,226,676
                 Revenue Bonds, Series 30-C-1, 5.850%, 10/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

        1,000   Town of Babylon, New York, Industrial Development Agency,                   8/10 at 101          AAA       1,086,860
                 Civic Facility Revenue Bonds (WSNCHS East, Inc. Project),
                 Series 2000B, 6.000%, 8/01/24
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.2%

        1,510   County of Erie, New York, General Obligation Bonds, 1995 Series B,      6/05 at 101 1/2          AAA       1,567,591
                 5.625%, 6/15/20

                Longwood Central School District, County of Suffolk, New York,
                Serial Bonds, Series 2000:
          500    5.750%, 6/15/19                                                            6/11 at 101          Aaa         546,045
          500    5.750%, 6/15/20                                                            6/11 at 101          Aaa         542,450

          210   County of Nassau, New York, General Obligation Serial Bonds,               No Opt. Call          AAA         230,620
                 General Improvement Bonds, Series 1993-H, 5.500%, 6/15/16

        1,500   County of Nassau, New York, General Obligation Serial Bonds,                8/04 at 103          AAA       1,597,185
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

        1,000   County of Nassau, New York, General Improvement Bonds,                      3/10 at 100          AAA       1,097,200
                 Series E, 6.000%, 3/01/19

        4,000   City of New York, New York, General Obligation Bonds, Fiscal 1995          No Opt. Call          AAA       4,684,680
                 Series E, 8.000%, 8/01/05

        2,000   City of New York, New York, General Obligation Bonds, Fiscal 1998           2/08 at 101          AAA       2,068,780
                 Series F, 5.250%, 8/01/16

        2,115   City of Niagara Falls, County of Niagara, New York, Water Treatment        No Opt. Call          AAA       2,693,749
                 Plant Serial Bonds, Series 1994, 8.500%, 11/01/08
                 (Alternative Minimum Tax)

                City of Niagara Falls, County of Niagara, New York, Public
                Improvement Serial Bonds, Series 1994:
        1,000    7.500%, 3/01/13                                                           No Opt. Call          AAA       1,285,910
        2,000    6.900%, 3/01/22                                                            3/04 at 102          AAA       2,218,520

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
          500    6.000%, 5/01/19                                                            5/10 at 101          AAA         555,400
          500    6.000%, 5/01/20                                                            5/10 at 101          AAA         553,515
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.8%

        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/07 at 101          AAA       1,015,800
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

        1,500   Metropolitan Transportation Authority, New York, Dedicated Tax              4/08 at 101          AAA       1,408,185
                 Fund Bonds, Series 1998A, 4.750%, 4/01/28

          500   Metropolitan Transportation Authority, New York, Dedicated Tax              4/09 at 101          AAA         496,670
                 Fund Bonds, Series 1999A, 5.000%, 4/01/29

        2,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/10 at 100          AAA       2,185,740
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         500   Transit Authority of New York City, Metropolitan Transportation             1/10 at 101          AAA   $     538,245
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30

        1,500   Transitional Finance Authority of New York City, New York,                  5/10 at 101          AAA       1,648,665
                 Future Tax Secured Bonds, Fiscal 2000  Series B,
                 6.000%, 11/15/24

        1,000   New York State Dormitory Authority, Court Facilities Lease                  5/10 at 101          AAA       1,067,580
                 Revenue Bonds, City of New York Issue, Series 1999,
                 5.750%, 5/15/30

        1,500   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       1,506,600
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

           20   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA          20,727
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17

        1,900   New York State Urban Development Corporation, Correctional                 No Opt. Call          AAA       2,063,837
                 Facilities Revenue Refunding Bonds, Series A, 5.250%, 1/01/14

        2,045   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,215,410
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        1,580   Empire State Development Corporation, New York State                        1/11 at 100          AAA       1,615,329
                 Urban Development Corporation, Correctional Facilities
                 Service Contract Revenue Bonds, Series C, 5.250%, 1/01/20

        1,250   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,385,963
                  Revenue Bonds, Series B, 5.875%, 7/01/35

        1,500   Judicial Facilities Agency of Suffolk County, New York, Service            10/09 at 101          AAA       1,535,070
                 Agreement Revenue Bonds (John P. Colahan Court Complex),
                 Series 1999, 5.000%, 4/15/16
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        5,200   Metropolitan Transportation Authority, New York, Commuter               7/07 at 101 1/2          AAA       5,443,204
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

          500   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA         514,080
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,500   Port Authority of New York and New Jersey, Consolidated Bonds,              1/03 at 101          AAA       2,557,475
                 Eighty-Fourth Series, 5.875%, 7/15/16 (Alternative Minimum Tax)

        1,000   Port Authority of New York and New Jersey, Consolidated Bonds,             10/07 at 101          AAA       1,041,600
                 One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.8%

        2,000   Metropolitan Transportation Authority, New York, Commuter                   7/02 at 102          AAA       2,103,520
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        1,000   Metropolitan Transportation Authority, New York, Commuter               7/04 at 101 1/2          AAA       1,116,480
                 Facilities Revenue Bonds, Series 1994A, 6.375%, 7/01/18
                 (Pre-refunded to 7/01/04)

        1,700   Metropolitan Transportation Authority, New York, Transit Facilities         7/06 at 102          AAA       1,958,604
                 Revenue Bonds, Series 1996A, 6.100%, 7/01/21
                 (Pre-refunded to 7/01/06)

        2,385   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA       2,512,431
                 Fiscal 1992 Series C, 6.625%, 8/01/14 (Pre-refunded to 8/01/02)

        1,500   City of New York, New York, General Obligation Bonds,                       2/02 at 100          AAA       1,519,590
                 Fiscal 1990 Series F, 6.000%, 8/01/19

        2,500   New York State Dormitory Authority, State University                        5/03 at 102          AAA       2,699,300
                 Educational Facilities Revenue Bonds, Series 1992A,
                 6.000%, 5/15/22 (Pre-refunded to 5/15/03)

        6,855   New York State Dormitory Authority, City University System                  7/04 at 102          AAA       7,753,553
                 Consolidated Third General Resolution  Revenue Bonds,
                 1994 Series 2, 6.750%, 7/01/24 (Pre-refunded to 7/01/04)

        2,635   New York State Medical Care Facilities Finance Agency,                      8/04 at 100          AAA       2,909,751
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series C, 6.375%, 8/15/29 (Pre-refunded to 8/15/04)

        7,800   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       8,944,962
                 Hospital FHA-Insured Mortgage Revenue  Bonds, Series 1994A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        3,855   New York State Medical Care Facilities Finance Agency,                      8/05 at 102        AA***       4,405,186
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F,
                 6.200%, 8/15/15 (Pre-refunded to 8/15/05)


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,980   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA   $   2,051,933
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        1,900   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       2,124,922
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

        1,165   Islip Resource Recovery Agency, New York, Resource Recovery                 7/04 at 102          AAA       1,269,885
                 System Revenue Bonds (1985  Facility), Series B 1994,
                 6.125%, 7/01/13 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,500    5.125%, 12/01/22                                                           6/08 at 101          AAA       7,530,750
        2,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       2,018,580

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
          500    5.000%, 9/01/27                                                            9/11 at 100          AAA         491,985
          625    5.250%, 9/01/28                                                            9/11 at 100          AAA         632,106

        2,500   Energy Research and Development Authority, New York,                        5/02 at 102          AAA       2,579,525
                 Gas Facilities Revenue Bonds (Brooklyn Union Gas Company
                 Project), Series 1989A, 6.750%, 2/01/24 (Alternative Minimum Tax)

        2,500   Energy Research and Development Authority, New York, Pollution              7/05 at 102          AAA       2,640,275
                 Control Revenue Bonds (New York  State Electric and Gas
                 Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

        6,100   Energy Research and Development Authority, New York, Pollution              5/02 at 102          AAA       6,279,340
                 Control Revenue Bonds (Rochester Gas and Electric Corporation
                 Projects), Series 1992B, 6.500%, 5/15/32 (Alternative Minimum Tax)

        2,500   Energy Research and Development Authority, New York, Facilities            12/01 at 101          AAA       2,530,975
                 Revenue Bonds (Consolidated Edison Company of New York,
                 Inc. Project), Series 1992B, 6.375%, 12/01/27 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.0%

          500   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA         546,210
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        1,000   New York City Municipal Water Finance Authority, New York,                  6/07 at 101          AAA       1,075,540
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29

        1,800   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       1,858,950
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101          AAA       2,310,079
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        1,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 100          AAA       1,007,869
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33

        2,500   Suffolk County Water Authority, New York, Water System                     No Opt. Call          AAA       2,706,374
                 Revenue Bonds, Series 1993 Refunding, 5.100%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     179,705   Total Investments (cost $176,538,740) - 99.2%                                                            190,057,339
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,590,747
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 191,648,086
                ====================================================================================================================

                         All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                         Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                         Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen New York Dividend Advantage Municipal Fund (NAN)
                            Portfolio of
                                    Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0%

$         750   Erie Tobacco Asset Securitization Corporation, Erie County,                 7/10 at 101           A1   $     799,395
                 New York, Tobacco Settlement Asset-Backed Bonds (Senior),
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15                                                            6/10 at 101           A1         284,374
        2,195    6.150%, 6/01/25                                                            6/10 at 101           A1       2,363,027

        1,890   New York Counties Tobacco Trust I, Tobacco Settlement                       6/10 at 101           A1       2,002,474
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

                New York Counties Tobacco Trust II, Tobacco Settlement
                Pass-Through Bonds, Series 2001:
          650    5.250%, 6/01/25                                                            6/11 at 101           A1         664,619
          425    5.625%, 6/01/35                                                            6/11 at 101           A1         438,039

        2,250   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,                 7/09 at 101          Aa1       2,424,465
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation, New York,             7/10 at 101           A1       1,266,288
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.7%

                Village of Kenmore Housing Authority, New York, Tax-Exempt
                Student Housing Revenue Bonds (State University of New York at
                Buffalo Student Apartment Project), Series 1999A:
        3,000    5.500%, 8/01/19                                                            8/09 at 102           AA       3,102,300
        2,750    5.500%, 8/01/24                                                            8/09 at 102           AA       2,809,538

        3,070   County of Monroe Industrial Development Agency, New York,                   6/09 at 102           AA       3,092,779
                 Civic Facility Revenue Bonds (St. John Fisher College Project),
                 Series 1999, 5.375%, 6/01/24

          500   The Trust for Cultural Resources for the City of New York,                  7/10 at 101            A         526,155
                 New York, Revenue Bonds (The Museum of American Folk Art),
                 Series 2000, 6.000%, 7/01/22

          500   New York City Industrial Development Agency, New York,                     11/10 at 101         BBB-         525,670
                 Civic Facility Revenue Bonds (2000 Polytechnic University Project),
                 6.000%, 11/01/20

        3,500   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AA-       3,601,465
                 Bonds (State University Dormitory Facilities Issue), Series 1999B,
                 5.375%, 7/01/19

        1,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       1,036,200
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        2,500   Dormitory Authority of the State of New York, Insured Revenue               7/07 at 101          AAA       2,537,175
                 Bonds (Rochester Institute of Technology), Series 1997,
                 5.250%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Insured Revenue               7/07 at 102          AAA       1,069,090
                 Bonds (Siena College), Series 1997, 5.700%, 7/01/17

          500   Dormitory Authority of the State of New York, Revenue Bonds                 7/10 at 101          AAA         518,575
                  (Fashion Institute of Technology), Series 2000, 5.375%, 7/01/20

        3,000   Dormitory Authority of the State of New York, Revenue Bonds                 7/09 at 101           A+       3,178,230
                 (University of Rochester), Series 1999A, 5.500%, 7/01/16

          500   Dormitory Authority of the State of New York, Insured Revenue               7/10 at 102          AAA         547,815
                 Bonds (Pace University), Series 2000, 6.000%, 7/01/29

                Dormitory Authority of the State of New York, Revenue Bonds
                (Pratt Institute), Series 1999:
        1,750    6.000%, 7/01/20                                                            7/09 at 102           AA       1,908,165
          750    6.000%, 7/01/28                                                            7/09 at 102           AA         810,900

        1,250   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101           AA       1,365,875
                 Bonds (Marymount Manhattan College), Series 1999, 6.250%, 7/01/29

        3,565   Industrial Development Agency, Rensselaer County, New York,                 8/09 at 101           A+       3,540,009
                 Civic Facility Revenue Bonds (Rensselaer Polytechnic Institute
                 Non-Residential Project), Series 1999B, 5.125%, 8/01/27


                                Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.6%

                Industrial Development Agency, City of Albany, New York, Civic
                Facility Revenue Bonds (Albany Medical Center Project), Series
                1999:
$       1,120    6.000%, 5/01/19                                                            5/09 at 101          N/R   $     979,966
        1,460    6.000%, 5/01/29                                                            5/09 at 101          N/R       1,225,320

                Dormitory Authority of the State of New York, Frances Schervier
                Home and Hospital Insured Revenue Bonds (Franciscan Health
                Partnership Obligated Group), Series 1997:
        2,000    5.500%, 7/01/17                                                            7/07 at 102           AA       2,066,740
        2,000    5.500%, 7/01/27                                                            7/07 at 102           AA       2,023,720

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds (Victory Memorial Hospital),
                Series 1999:
        2,395    5.250%, 8/01/15                                                            8/09 at 101          AAA       2,507,493
        2,000    5.375%, 8/01/25                                                            8/09 at 101          AAA       2,038,120

        4,850   Dormitory Authority of the State of New York, Secured Hospital          2/08 at 101 1/2          AAA       4,934,730
                 Revenue Refunding Bonds (Wyckoff Heights Medical Center),
                 Series 1998H, 5.300%, 8/15/21

        2,670   Dormitory Authority of the State of New York, FHA-Insured                   2/09 at 101          AAA       2,726,150
                 Mortgage Hospital Revenue Bonds (The Memorial Hospital
                 of William F. and Gertrude F. Jones, Inc.), Series 1999,
                 5.250%, 8/01/19

        4,825   Dormitory Authority of the State of New York, FHA-Insured                   8/09 at 101          AAA       4,943,164
                 Mortgage Hospital Revenue Bonds (Montefiore Medical Center),
                 Series 1999, 5.450%, 8/01/29

        1,575   Dormitory Authority of the State of New York, Revenue Bonds                 7/10 at 101          BBB       1,702,638
                 (Mount Sinai New York University Health Obligated Group),
                 Series 2000A, 6.500%, 7/01/25

        2,000   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A3       2,215,200
                 Services of Long Island Revenue Bonds (St. Catherine of Sienna
                 Medical Center), Series 2000A, 6.500%, 7/01/20

        5,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          Aa2       5,239,050
                 Insured Mortgage Revenue Bonds, 1994 Series A,
                 5.250%, 8/15/14

        4,000   Industrial Development Agency, Ulster County, New York,                    11/09 at 101           A2       4,028,240
                 Civic Facility Revenue Bonds (The Kingston Hospital
                 Project - Letter of Credit Secured), Series 1999,
                 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency, New York,                       8/09 at 101          AAA       3,984,044
                 Civic Facility Revenue Bonds (Soldiers and  Sailors Memorial
                 Hospital of Yates County Project - FHA-Insured), Series 1999A,
                 5.650%, 2/01/39

          650   Industrial Development Authority, City of Yonkers, New York,                7/11 at 101         BBB-         671,853
                 Civic Facility Revenue Bonds (St. John's  Riverside Hospital
                 Project), Series 2001A, 7.125%, 7/01/31

        3,000   Industrial Development Agency, City of Yonkers, New York,                   2/09 at 101          AAA       3,070,560
                 Mortgage Revenue Bonds (FHA-Insured Mortgage - Michael
                 Malotz Skilled Nursing Pavilion Project), Series 1999,
                 5.450%, 2/01/29
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.0%

        1,000   New York City Housing Development Corporation, New York,                   11/10 at 101           AA       1,042,660
                 Multifamily Housing Revenue Bonds, Series 2000A,
                 5.850%, 11/01/20 (Alternative Minimum Tax)

        3,000   New York City Housing Development Corporation, New York,                    5/11 at 100           AA       3,067,530
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.7%

        5,500   Guam Housing Corporation, Single Family Mortgage Revenue                   No Opt. Call          AAA       5,843,310
                 Bonds (Guaranteed Mortgage-Backed Securities Program),
                 1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        5,700   State of New York Mortgage Agency, Homeowner Mortgage                      10/09 at 100          Aa1       5,846,718
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                Appleridge Retirement Community, Inc., New York, Mortgage
                Revenue Bonds (GNMA Collateralized Mortgage Loan - Appleridge
                Retirement Community, Inc. Project), Series 1999:
        1,150    5.700%, 9/01/31                                                            9/09 at 102          Aaa       1,209,662
        1,250    5.750%, 9/01/41                                                            9/09 at 102          Aaa       1,318,088

          960   New York City Industrial Development Agency, New York,                      7/10 at 102          N/R         969,043
                 Civic Facility Revenue Bonds (Special Needs Facilities Pooled
                 Program), Series 2000A-1, 8.125%, 7/01/19


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.5%

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
$         300    6.000%, 6/15/18                                                            6/09 at 101          AAA   $     331,056
          335    6.000%, 6/15/19                                                            6/09 at 101          AAA         368,530
          300    6.000%, 6/15/20                                                            6/09 at 101          AAA         329,001

                County of Nassau, New York, General Improvement Bonds, Series E:
        1,400    6.000%, 3/01/17                                                            3/10 at 100          AAA       1,547,392
          740    6.000%, 3/01/19                                                            3/10 at 100          AAA         811,928

        3,000   City of New York, New York, General Obligation Bonds, Fiscal 1998           2/08 at 101            A       3,072,030
                 Series F, 5.250%, 8/01/16

                City of New York, New York, General Obligation Bonds, Fiscal
                1999 Series J:
        2,000    5.000%, 5/15/20                                                            5/09 at 101          AAA       2,002,160
        5,000    5.125%, 5/15/29                                                            5/09 at 101          AAA       4,999,700

          800   Northern Mariana Islands Commonwealth, General Obligation                   6/10 at 100            A         839,320
                 Bonds, Series 2000A, 6.000%, 6/01/20

                County of Orange, New York, Various Purpose Serial Bonds of 1997
                (General Obligation):
        3,040    5.125%, 9/01/22                                                            9/07 at 101          Aa1       3,075,386
        1,195    5.125%, 9/01/23                                                            9/07 at 101          Aa1       1,206,580

                City of Rochester, New York, Serial Bonds (General Obligation),
                Series 1999:
          720    5.250%, 10/01/18                                                          No Opt. Call          AAA         765,583
          720    5.250%, 10/01/19                                                          No Opt. Call          AAA         761,897

        2,280   County of Rockland, New York, Various Purpose Serial Bonds,                10/09 at 101           AA       2,463,152
                 Series 1999, 5.600%, 10/15/16

                City School District of Rye, Westchester County, New York,
                Serial Bonds (General Obligation), Series 1999:
          650    5.600%, 8/15/17                                                            8/08 at 101          Aaa         697,255
          675    5.600%, 8/15/18                                                            8/08 at 101          Aaa         721,177
          675    5.600%, 8/15/19                                                            8/08 at 101          Aaa         718,706

        1,000   City of Yonkers, New York, School Bonds, Series 1999-C,                     6/09 at 101          AAA       1,005,170
                 5.000%, 6/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.9%

        1,000   Battery Park City Authority, New York, Junior Revenue Refunding            11/03 at 102           A+       1,028,510
                  Bonds, Series 1993A, 5.800%, 11/01/22

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        1,000    5.000%, 4/01/17                                                            4/09 at 101          AAA       1,021,630
        6,520    5.250%, 4/01/23                                                            4/09 at 101          AAA       6,674,328

        2,500   Nassau County Interim Finance Authority, New York, Sales Tax               11/10 at 100          AAA       2,734,650
                 Secured Bonds, Series 2000A, 5.750%, 11/15/16

        2,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       2,135,160
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,910   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 102          AAA       3,058,323
                 Bonds (Special Act School Districts Program), Series 1998,
                 5.250%, 7/01/15

        5,000   Dormitory Authority of the State of New York, Mental Health                 8/09 at 101          AAA       5,028,400
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        1,960   Dormitory Authority of the State of New York, Mental Health                 8/10 at 100          AAA       2,135,165
                 Facilities Improvement Revenue Bonds, Series 2000D, 5.875%, 8/15/18

        1,000   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       1,004,400
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

        1,795   New York State Thruway Authority, Highway and Bridge Trust                  4/10 at 101          AAA       1,895,035
                 Fund Bonds, Series 2000B, 5.600%, 4/01/20

        2,900   New York State Thruway Authority, Local Highway and Bridge                  4/08 at 101          AAA       3,037,576
                 Service Contract Bonds, Series 1998A, 5.375%, 4/01/16

        3,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       3,249,990
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        3,345   Suffolk County Judicial Facilities Agency, New York, Service               10/09 at 101          AAA       3,521,047
                 Agreement Revenue Bonds (John P. Colahan Court Complex),
                 Series 1999, 5.250%, 10/15/15


                                Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         750   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands     10/10 at 101         BBB-   $     808,628
                 Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24

        1,400   City of Yonkers Industrial Development Agency, New York,                    2/11 at 100         BBB-       1,491,826
                 Civic Facility Revenue Bonds (Community Development
                 Properties - Yonkers, Inc. Project), Series 2001A,
                 6.625%, 2/01/26
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.0%

        1,250   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 102          AAA       1,258,300
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20

        2,000   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       2,048,860
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        1,750   New York City Industrial Development Agency, New York, Special              8/07 at 102           BB       1,326,325
                 Facility Revenue Bonds (1990 American Airlines, Inc.
                 Project - Remarketed), 5.400%, 7/01/19 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA         514,080
                 Revenue Bonds (Buffalo/Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        3,000   Port Authority of New York and New Jersey, Consolidated Bonds,             10/07 at 101          AAA       3,124,800
                 One Hundred and Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax)

        4,000   Triborough Bridge and Tunnel Authority, New York,                           1/07 at 101          Aa3       4,039,320
                 General Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 0.5%

        1,000   New York City Municipal Water Finance Authority, New York,                  6/05 at 101          AAA       1,117,280
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.2%

          500   Erie County Industrial Development Agency, New York,                       12/10 at 103          N/R         210,000
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 9.050%, 12/01/25
                 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        4,800    5.125%, 12/01/22                                                           6/08 at 101          AAA       4,819,680
        5,575    5.250%, 12/01/26                                                           6/08 at 101          AAA       5,626,791

        2,000   Power Authority of the State of New York, Revenue Bonds,                   11/10 at 100          Aa2       2,015,020
                  Series 2000A, 5.250%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.2%

        6,000   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA       6,554,520
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        2,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101           AA       2,064,380
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     197,025   Total Investments (cost $193,598,455) - 99.0%                                                            203,326,668
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       2,114,746
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 205,441,414
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
                            Portfolio of
                                    Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.6%

                New York Counties Tobacco Trust II, Tobacco Settlement
                Pass-Through Bonds, Series 2001:
$         650    5.250%, 6/01/25                                                            6/11 at 101           A1   $     664,619
          425    5.625%, 6/01/35                                                            6/11 at 101           A1         438,039

        5,000   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,                 7/09 at 101          Aa1       5,387,700
                 Series 1999-1, 6.250%, 7/15/27
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.1%

        2,750   City of Albany, New York, Industrial Development Agency,                    7/11 at 101          Aaa       2,815,230
                 Civic Facility Revenue Bonds (Saint Rose College Project),
                 Series 2001A, 5.375%, 7/01/31

        1,975   Town of Amherst, New York, Industrial Development Agency,                   8/11 at 102          AAA       1,993,071
                 Civic Facility Revenue Bonds (UBF Faculty - Student Housing
                 Corporation), Series 2001A, 5.250%, 8/01/31

        2,190   County of Monroe, New York, Industrial Development Agency,                  6/11 at 102           AA       2,188,336
                 Civic Facility Revenue Bonds (St. John Fisher College Project),
                 Series 2001, 5.250%, 6/01/26

        3,500   Dormitory Authority of the State of New York, New York                      7/08 at 101          AAA       3,500,945
                 Medical College Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/21

        4,500   Dormitory Authority of the State of New York, Upstate Community             7/09 at 101          AA-       4,340,790
                  Colleges Revenue Bonds, Series 1999A, 5.000%, 7/01/28

        2,265   Dormitory Authority of the State of New York, City University               7/08 at 102          AAA       2,295,759
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 1, 5.250%, 7/01/25

        5,000   Dormitory Authority of the State of New York, City University               1/08 at 102          AAA       5,106,500
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.375%, 7/01/24

        1,000   Dormitory Authority of the State of New York, Canisius College              7/11 at 101          AAA       1,012,630
                 Revenue Bonds, Series 2000, 5.250%, 7/01/30

        3,000   Dormitory Authority of the State of New York, New York                     No Opt. Call          AAA       3,245,700
                 University Revenue Bonds, Series 2001-1, 5.500%, 7/01/40

                Dormitory Authority of the State of New York, Yeshiva University
                Insured Revenue Bonds, Series 2001:
          800    5.000%, 7/01/21                                                            7/11 at 100          AAA         801,472
        2,500    5.000%, 7/01/30                                                            7/11 at 100          AAA       2,460,450
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.9%

          850   Health and Hospitals Corporation of New York City, New York,                2/09 at 101           A3         850,230
                 Health System Bonds, 1999 Series A, 5.250%, 2/15/17

        1,500   Dormitory Authority of the State of New York, United Health                 2/08 at 102          AAA       1,524,480
                 Services, FHA-Insured Mortgage Revenue Refunding Bonds,
                 Series 1997, 5.375%, 8/01/27

        3,000   Dormitory Authority of the State of New York, Montefiore                    8/09 at 101          AAA       3,067,260
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.500%, 8/01/38

        2,630   Dormitory Authority of the State of New York, New York                      8/09 at 101          AAA       2,722,260
                 Hospital Medical Center of Queens, FHA-Insured Mortgage
                 Revenue Bonds, Series 1999, 5.550%, 8/15/29

        2,900   Dormitory Authority of the State of New York, Revenue Bonds                 7/11 at 101           A3       2,950,402
                 (Lenox Hill Hospital Obligated Group), Series 2001,
                 5.500%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.9%

        3,930   New York City Housing Development Corporation, New York,                    5/11 at 100           AA       4,042,437
                 Multifamily Housing Revenue Bonds, Series 2001B, 5.250%, 11/01/16
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.9%

        4,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue              10/09 at 100          Aa1       4,102,960
                 Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                                    Portfolio of Investments September 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

$       2,150   Dormitory Authority of the State of New York, New York State                7/11 at 102          AAA   $   2,128,737
                 Rehabilitation Association Insured Revenue Bonds (Pooled
                 Loan Program No. 1), Series 2001A, 5.000%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.5%

        5,000   County of Nassau, New York, General Obligations, Serial                     6/09 at 102          AAA       5,100,350
                 General Improvement Bonds, Series B, 5.250%, 6/01/22

        4,000   City of New York, New York, General Obligation Bonds,                       8/08 at 101          AAA       4,085,480
                 Fiscal 1998 Series H, 5.375%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.1%

        3,750   Metropolitan Transportation Authority, New York, Dedicated                  4/09 at 101          AAA       3,725,025
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29

        1,670   Nassau County Interim Finance Authority, New York, Sales Tax               11/10 at 100          AAA       1,747,121
                 Secure Bonds, Series 2000A, 5.375%, 11/15/17

        1,450   State of New York Dormitory Authority, State Department of                  7/08 at 101          AA-       1,404,876
                 Health, Revenue Refunding Bonds, Series 1998, 5.000%, 7/01/24

                State of New York Municipal Bond Bank Agency, City of Buffalo,
                Special Program Revenue Bonds, 2001 Series A:
        1,070    5.250%, 5/15/23                                                            5/11 at 100          AAA       1,088,950
        1,125    5.250%, 5/15/24                                                            5/11 at 100          AAA       1,143,214

        3,500   Empire Development Corporation, State of New York Urban                     1/06 at 102          AA-       3,538,570
                 Development Corporation, Correctional Capital Facilities
                 Revenue Bonds, Series 6, 5.375%, 1/01/25

        4,205   Empire Development Corporation, State of New York Urban                     1/11 at 100          AAA       4,244,779
                 Development Corporation, Correctional Facilities Service
                 Contract Revenue Bonds, Series C, 5.125%, 1/01/21

        3,000   Virgin Islands Public Finance Authority, Revenue and Refunding             10/08 at 101         BBB-       3,003,150
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.4%

                Albany Parking Authority, New York, Parking Revenue Bonds,
                Series 2001A:
        2,000    5.625%, 7/15/20                                                            7/11 at 101         BBB+       2,055,240
        1,500    5.625%, 7/15/25                                                            7/11 at 101         BBB+       1,527,825

        2,400   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       2,484,720
                 Facilities Revenue Bonds, Series 1997C, 5.250%, 7/01/17

        3,400   Niagara Frontier Transportation Authority, New York, Airport                4/09 at 101          AAA       3,495,744
                 Revenue Bonds (Buffalo Niagara International Airport),
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

        1,150   New York and New Jersey Port Authority, Consolidated Bonds,                 7/08 at 101          AA-       1,072,490
                 One Hundred Twenty Third Series, 5.000%, 1/15/36

        2,195   New York and New Jersey Port Authority, Consolidated Bonds,                10/07 at 101          AAA       2,230,010
                 One Hundred Twentieth Series, 5.500%, 10/15/35
                 (Alternative Minimum Tax)

        3,000   Triborough Bridge and Tunnel Authority, New York, General                   1/07 at 102          Aa3       3,034,620
                 Purpose Revenue Bonds, Series 1996B, 5.200%, 1/01/22

        3,000   Triborough Bridge and Tunnel Authority, New York, General Purpose           1/07 at 101          Aa3       3,029,490
                  Revenue Bonds, Series 1997A, 5.250%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.7%

        5,000   Long Island Power Authority, New York, Electric System General              6/08 at 101          AAA       5,042,950
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        1,500   Long Island Power Authority, New York, Electric System General              5/11 at 100           A-       1,509,645
                 Revenue Bonds, 2000 Series L, 5.375%, 5/01/33

                New York City Industrial Development Agency, New York,
                Industrial Development Revenue Bonds (Brooklyn Navy Yard
                Cogeneration Partners, LP Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                                No Opt. Call         BBB-       1,065,860
        3,000    10/01/36 (Alternative Minimum Tax)                                        10/08 at 102         BBB-       2,995,470

        6,500   New York State Power Authority, Revenue Bonds, Series 2000A,               11/10 at 100          Aa2       6,521,580
                 5.250%, 11/15/40


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Niagara County Industrial Development Agency, New York, Solid
                Waste Disposal Facility Revenue Refunding Bonds (American
                Ref-Fuel Company of Niagara LP Facility), Series 2001D:
$       2,000    5.550%, 11/15/24 (Mandatory put 11/15/15)                                 11/11 at 101         Baa1   $   2,053,340
          450    5.450%, 11/15/26 (Alternative Minimum Tax)                                11/11 at 101         Baa1         469,832
                 (Mandatory put 11/15/12)

                Suffolk County Industrial Development Agency, New York, 1998
                Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                Facility):
        1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                                  1/09 at 101          N/R       1,174,613
        3,000    5.500%, 1/01/23 (Alternative Minimum Tax)                                  1/09 at 101          N/R       2,722,260
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.6%

        6,000   New York City Municipal Water Finance Authority, New York,                  6/10 at 101           AA       6,193,139
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33

        1,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 101           AA       1,062,759
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series D,
                 5.500%, 6/15/17

        2,000   New York City Municipal Water Finance Authority, New York,                  6/11 at 100          AAA       2,015,739
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     136,630   Total Investments (cost $136,298,094) - 98.2%                                                            138,478,848
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                       2,485,878
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 140,964,726
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
          Net Assets September 30, 2001

                                                                                                           NEW YORK
                                                                        NEW YORK         NEW YORK        INVESTMENT         NEW YORK
                                                                           VALUE PERFORMANCE PLUS           QUALITY   SELECT QUALITY
                                                                           (NNY)            (NNP)             (NQN)            (NVN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $147,947,393      $355,266,127     $414,939,870     $538,791,628
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                                               --               --                --        8,400,000
Cash                                                                          --        3,568,567         2,111,772          152,661
Receivables:
   Interest                                                            2,479,314        5,463,057         5,990,900        7,685,454
   Investments sold                                                           --           55,000                --        7,032,900
Other assets                                                              11,585           33,425            28,983           35,556
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   150,438,292      364,386,176       423,071,525      562,098,199
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           474,967               --                --               --
Payable for investments purchased                                             --               --                --        6,028,600
Accrued expenses:
  Management fees                                                         72,526          191,749           221,862          289,533
   Other                                                                 110,761          132,126           169,275          229,227
Preferred share dividends payable                                            N/A           42,041            44,337           44,175
Common share dividends payable                                           642,470        1,121,536         1,256,031        1,697,224
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,300,724        1,487,452         1,691,505        8,288,759
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $149,137,568     $362,898,724      $421,380,020     $553,809,440
====================================================================================================================================
Preferred shares, at liquidation value                                       N/A     $124,300,000      $144,000,000     $193,000,000
====================================================================================================================================
Preferred shares outstanding                                                 N/A            4,972             5,760            7,720
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,957,607        17,699,489       23,420,962
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                     $       9.86     $      15.95      $     15.67      $     15.41
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                                          INSURED          NEW YORK         NEW YORK
                                                                        NEW YORK         NEW YORK          DIVIDEND         DIVIDEND
                                                                  QUALITY INCOME   PREMIUM INCOME         ADVANTAGE      ADVANTAGE 2
                                                                           (NUN)            (NNF)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $555,629,712      $190,057,339     $203,326,668     $138,478,848
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                                               --               --                --               --
Cash                                                                   1,217,151               --                --          890,193
Receivables:
   Interest                                                            8,238,674        2,767,147         3,017,595        2,199,362
   Investments sold                                                           --               --                --               --
Other assets                                                              39,544           14,988            15,759            7,599
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   565,125,081      192,839,474       206,360,022      141,576,002
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --          372,937            72,817               --
Payable for investments purchased                                            --               --                --               --
Accrued expenses:
   Management fees                                                       293,777          102,101            58,724           40,704
   Other                                                                  87,915          112,311           132,464          107,189
Preferred share dividends payable                                         60,181           23,276            16,532           12,365
Common share dividends payable                                         1,708,949          580,763           638,071          451,018
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,150,822        1,191,388           918,608          611,276
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $562,974,259     $191,648,086      $205,441,414     $140,964,726
====================================================================================================================================
Preferred shares, at liquidation value                              $197,000,000     $ 65,000,000      $ 69,000,000     $ 47,000,000
====================================================================================================================================
Preferred shares outstanding                                               7,880            2,600             2,760            1,880
====================================================================================================================================
Common shares outstanding                                             24,083,739        8,299,632         9,180,430        6,457,000
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                     $      15.20     $      15.26      $     14.86      $     14.55
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      Operations Year Ended September 30, 2001

                                                                                        NEW YORK          NEW YORK
                                                                       NEW YORK      PERFORMANCE        INVESTMENT         NEW YORK
                                                                          VALUE             PLUS           QUALITY   SELECT QUALITY
                                                                           (NNY)            (NNP)             (NQN)            (NVN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 8,691,345      $20,370,322       $23,182,724      $31,513,114
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         873,345        2,277,907         2,642,409        3,469,118
Preferred shares - auction fees                                             N/A          310,750           360,000          482,501
Preferred shares - dividend disbursing agent fees                           N/A           45,193            27,722           32,210
Shareholders' servicing agent fees and expenses                          63,439           69,012            52,742           60,320
Custodian's fees and expenses                                            59,039          131,957           151,683          227,982
Directors'/Trustees' fees and expenses                                    1,785            3,845             5,314            7,082
Professional fees                                                        12,093           16,376            15,081           18,676
Shareholders' reports - printing and mailing expenses                    36,901           44,357            48,863           52,287
Stock exchange listing fees                                              29,054           29,446            29,494           31,619
Investor relations expense                                               33,551           50,704            56,210           63,610
Portfolio insurance expense                                                  --               --            22,122           72,653
Other expenses                                                            9,638           23,902            19,515           30,667
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                          1,118,845        3,003,449         3,431,155        4,548,725
   Custodian fee credit                                                 (23,980)         (37,248)          (75,833)         (74,757)
   Expense reimbursement                                                     --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,094,865        2,966,201         3,355,322        4,473,968
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 7,596,480       17,404,121        19,827,402       27,039,146
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                 1,717,808        3,144,295         2,208,826        5,400,143
Change in net unrealized appreciation (depreciation)
   of investments                                                     3,712,887       15,614,541        17,859,795       13,363,922
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             5,430,695       18,758,836        20,068,621       18,764,065
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $13,027,175      $36,162,957       $39,896,023      $45,803,211
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                                          INSURED          NEW YORK         NEW YORK
                                                                        NEW YORK         NEW YORK          DIVIDEND         DIVIDEND
                                                                  QUALITY INCOME   PREMIUM INCOME         ADVANTAGE      ADVANTAGE 2
                                                                           (NUN)            (NNF)             (NAN)           (NXK)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $32,038,520      $10,560,505       $10,940,537       $3,156,371
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       3,528,543        1,219,772         1,299,907          414,056
Preferred shares - auction fees                                         492,502          162,502           172,499           43,781
Preferred shares - dividend disbursing agent fees                        31,791           20,185            10,000            3,343
Shareholders' servicing agent fees and expenses                          49,661           21,400             6,776            1,261
Custodian's fees and expenses                                           220,434           71,637            55,885           28,304
Directors'/Trustees' fees and expenses                                    6,197            2,784             2,371            1,019
Professional fees                                                        18,365           14,764            14,805           16,428
Shareholders' reports - printing and mailing expenses                    57,800           21,753            24,013           14,185
Stock exchange listing fees                                              32,088           21,148            28,989              510
Investor relations expense                                               74,897           25,264            29,170               --
Portfolio insurance expense                                                  --            5,804                --               --
Other expenses                                                           29,509           12,389            12,188            2,292
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                          4,541,787        1,599,402         1,656,603          525,179
   Custodian fee credit                                                 (58,791)         (16,490)          (20,259)         (10,513)
   Expense reimbursement                                                     --               --          (604,368)        (191,425)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          4,482,996        1,582,912         1,031,976          323,241
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                27,555,524        8,977,593         9,908,561        2,833,130
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                 1,252,116          568,314          (152,108)         (22,590)
Change in net unrealized appreciation (depreciation)
   of investments                                                    16,022,286        7,661,616        12,994,306        2,180,754
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                            17,274,402        8,229,930        12,842,198        2,158,164
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $44,829,926      $17,207,523       $22,750,759       $4,991,294
====================================================================================================================================

* For the period March 28, 2001 (commencement of operations) through September
  30, 2001.

                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets

                                                                                                                  NEW YORK
                                        NEW YORK VALUE (NNY)          NEW YORK PERFORMANCE PLUS (NNP)      INVESTMENT QUALITY (NQN)
                                    ---------------------------       -------------------------------     --------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       9/30/01          9/30/00           9/30/01           9/30/00          9/30/01        9/30/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 7,596,480      $ 7,852,919      $ 17,404,121      $ 18,449,960     $ 19,827,402   $ 21,099,193
Net realized gain (loss) from
   investment transactions           1,717,808       (2,384,322)        3,144,295        (3,722,638)       2,208,826         (4,331)
Change in net unrealized
   appreciation (depreciation)
   of investments                    3,712,887        1,931,204        15,614,541         5,373,142       17,859,795      1,556,107
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  13,027,175        7,399,801        36,162,957        20,100,464       39,896,023     22,650,969
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders              (7,732,557)      (7,635,788)      (13,143,149)      (14,157,319)     (14,852,763)   (16,212,733)
   Preferred shareholders                  N/A             N/A         (3,847,756)       (4,438,643)      (4,374,182)    (5,277,296)
From accumulated net realized
gains from investment transactions:
   Common shareholders                      --              --                 --          (927,372)              --             --
   Preferred shareholders                  N/A              N/A                --          (239,859)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (7,732,557)      (7,635,788)      (16,990,905)      (19,763,193)     (19,226,945)   (21,490,029)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --               --                --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --               --                --           338,150               --        202,777
Preferred shares:
   Net proceeds from sale of shares        N/A              N/A                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions          --               --                --           338,150               --        202,777
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                        5,294,618         (235,987)       19,172,052           675,421       20,669,078      1,363,717
Net assets at the
   beginning of period             143,842,950      144,078,937       343,726,672       343,051,251      400,710,942    399,347,225
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $149,137,568     $143,842,950      $362,898,724      $343,726,672     $421,380,020   $400,710,942
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of period           $    171,892     $    308,026      $    617,246      $    201,139     $    526,295   $    (77,054)
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                                                               INSURED NEW YORK
                                   NEW YORK SELECT QUALITY (NVN)      NEW YORK QUALITY INCOME (NUN)           PREMIUM INCOME (NNF)
                                   -----------------------------      -----------------------------       --------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       9/30/01          9/30/00           9/30/01           9/30/00          9/30/01        9/30/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 27,039,146     $ 28,632,015      $ 27,555,524      $ 28,520,019      $ 8,977,593  $   9,000,639
Net realized gain (loss)
   from investment transactions      5,400,143          (33,842)        1,252,116          (894,838)         568,314     (1,368,476)
Change in net unrealized
   appreciation (depreciation)
   of investments                   13,363,922       (1,114,564)       16,022,286        (1,358,236)       7,661,616      1,878,653
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  45,803,211       27,483,609        44,829,926        26,266,945       17,207,523      9,510,816
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders             (20,426,587)     (21,781,081)      (20,521,931)      (21,579,031)      (6,726,853)    (6,822,300)
   Preferred shareholders           (5,877,755)      (7,323,404)       (6,049,848)       (7,255,538)      (2,003,408)    (2,383,047)
From accumulated net
realized gains from investment
transactions:
   Common shareholders                      --              --                 --                --               --            --
   Preferred shareholders                   --              --                 --                --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (26,304,342)     (29,104,485)      (26,571,779)      (28,834,569)      (8,730,261)    (9,205,347)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --               --                --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --          649,013                --           352,095               --         65,682
Preferred shares:
   Net proceeds from sale of shares         --               --                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions          --          649,013                --           352,095               --         65,682
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       19,498,869         (971,863)       18,258,147        (2,215,529)       8,477,262        371,151
Net assets at the beginning
   of period                       534,310,571      535,282,434       544,716,112       546,931,641      183,170,824    182,799,673
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $553,809,440     $534,310,571      $562,974,259      $544,716,112     $191,648,086   $183,170,824
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of period           $    765,998     $     27,687      $  1,219,349      $    233,021     $    496,172   $    248,840
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (continued)

                                                                                NEW YORK                          NEW YORK
                                                                         DIVIDEND ADVANTAGE (NAN)        DIVIDEND ADVANTAGE 2 (NXK)
                                                                       ----------------------------     ----------------------------
                                                                                                              FOR THE PERIOD 3/28/01
                                                                       YEAR ENDED        YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                                                                          9/30/01           9/30/00                  THROUGH 9/30/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $  9,908,561       $ 9,934,652                    $  2,833,130
Net realized gain (loss) from investment
   transactions                                                          (152,108)       (2,324,007)                        (22,590)
Change in net unrealized appreciation
   (depreciation) of investments                                       12,994,306         3,967,251                       2,180,754
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                     22,750,759        11,577,896                       4,991,294
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                 (7,311,624)       (7,567,872)                     (2,260,003)
   Preferred shareholders                                              (2,184,177)       (2,654,946)                       (448,506)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                         --                --                              --
   Preferred shareholders                                                      --                --                              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                       (9,495,801)      (10,222,818)                     (2,708,509)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --               --                       92,202,750
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                         15,333            14,786                              --
Preferred shares:
   Net proceeds from sale of shares                                            --                --                      46,378,916
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                                         15,333            14,786                     138,581,666
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  13,270,291         1,369,864                     140,864,451
Net assets at the beginning of period                                 192,171,123       190,801,259                         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $205,441,414      $192,171,123                    $140,964,726
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                            $    186,231      $   (226,529)                   $    124,621
====================================================================================================================================

                                 See accompanying notes to financial statements.


Notes to
       Financial Statements



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc.
(NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). All of the New York Funds covered in this report are traded on the New York Stock Exchange, with the exception of New York Dividend Advantage 2 (NXK) which is traded on the American Stock Exchange. Prior to the commencement of operations of New York Dividend Advantage 2 (NXK), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2001, New York Select Quality (NVN) had an outstanding when-issued purchase commitment of $6,028,600. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 2001, have been designated Exempt Interest Dividends.

Notes to
        Financial Statements (continued)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                                                         INSURED
                      NEW YORK    NEW YORK     NEW YORK    NEW YORK     NEW YORK    NEW YORK    NEW YORK
                   PERFORMANCE  INVESTMENT       SELECT     QUALITY      PREMIUM    DIVIDEND    DIVIDEND
                          PLUS     QUALITY      QUALITY      INCOME       INCOME   ADVANTAGE ADVANTAGE 2
                         (NNP)       (NQN)        (NVN)       (NUN)        (NNF)       (NAN)       (NXK)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M              1,600         960           --       2,200        1,320          --          --
   Series T                800       2,400        1,720          --        1,280          --          --
   Series W              2,000          --        2,400       2,200           --          --       1,880
   Series Th                --          --        3,600       2,400           --          --          --
   Series F                572       2,400           --       1,080           --       2,760          --
----------------------------------------------------------------------------------------------------------
Total                    4,972       5,760        7,720       7,880        2,600       2,760       1,880
==========================================================================================================

Effective May 18, 2001, New York Dividend Advantage 2 (NXK) issued 1,880 Series W $25,000 stated value Preferred shares.

Insurance
New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for New York Dividend Advantage 2 (NXK). New York Dividend Advantage 2's (NXK) share of offering costs ($193,500) was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by New York Dividend Advantage 2 (NXK) in connection with its offering of Preferred shares ($621,084) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA)issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:


                                                                                          NEW YORK
                                                         NEW YORK VALUE (NNY)      PERFORMANCE PLUS (NNP)
                                                        ----------------------    ------------------------
                                                        YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          9/30/01     9/30/00       9/30/01       9/30/00
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --           --            --           --
   Shares issued to shareholders
     due to reinvestment of distributions                      --           --            --       23,171
----------------------------------------------------------------------------------------------------------
                                                               --           --            --       23,171
==========================================================================================================
Preferred shares sold                                         N/A          N/A            --           --
==========================================================================================================

                                                         NEW YORK INVESTMENT           NEW YORK SELECT
                                                             QUALITY (NQN)              QUALITY (NVN)
                                                        ----------------------    ------------------------
                                                        YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          9/30/01     9/30/00       9/30/01       9/30/00
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --           --            --           --
   Shares issued to shareholders
     due to reinvestment of distributions                      --       14,233            --       45,210
----------------------------------------------------------------------------------------------------------
                                                               --       14,233            --       45,210
==========================================================================================================
Preferred shares sold                                          --           --            --           --
==========================================================================================================

                                                           NEW YORK QUALITY           INSURED NEW YORK
                                                             INCOME (NUN)           PREMIUM INCOME (NNF)
                                                        ----------------------    ------------------------
                                                        YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          9/30/01     9/30/00       9/30/01       9/30/00
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --           --            --           --
   Shares issued to shareholders
     due to reinvestment of distributions                      --       24,023            --        4,491
----------------------------------------------------------------------------------------------------------
                                                               --       24,023            --        4,491
==========================================================================================================
Preferred shares sold                                          --           --            --           --
==========================================================================================================

                                                               NEW YORK                   NEW YORK
                                                               DIVIDEND                   DIVIDEND
                                                            ADVANTAGE (NAN)            ADVANTAGE  2 (NXK)
                                                        ----------------------    -----------------------
                                                                                   FOR THE PERIOD 3/28/01
                                                                                      (COMMENCEMENT OF
                                                        YEAR ENDED  YEAR ENDED           OPERATIONS)
                                                          9/30/01     9/30/00          THROUGH 9/30/01
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --           --                  6,450,000
   Shares issued to shareholders
     due to reinvestment of distributions                   1,423        1,826                         --
----------------------------------------------------------------------------------------------------------
                                                            1,423        1,826                  6,450,000
==========================================================================================================
Preferred shares sold                                          --           --                      1,880
==========================================================================================================


Notes to
       Financial Statements (continued)


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 1, 2001, to shareholders of record on October 15, 2001, as follows:

                                                                           INSURED
                           NEW YORK    NEW YORK   NEW YORK    NEW YORK    NEW YORK   NEW YORK    NEW YORK
               NEW YORK PERFORMANCE  INVESTMENT     SELECT     QUALITY     PREMIUM   DIVIDEND    DIVIDEND
                  VALUE        PLUS     QUALITY    QUALITY      INCOME      INCOME  ADVANTAGE ADVANTAGE 2
                  (NNY)       (NNP)       (NQN)      (NVN)       (NUN)       (NNF)      (NAN)       (NXK)
----------------------------------------------------------------------------------------------------------
Dividend
per share         $.0425     $.0750      $.0710     $.0725      $.0710      $.0700     $.0695      $.0700
==========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended September 30, 2001, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                             (NNY)        (NNP)        (NQN)        (NVN)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $35,262,025  $66,474,433  $84,482,283 $163,447,632
   Short-term municipal securities                              --    4,000,000   27,850,000   44,500,000
Sales and maturities:
   Long-term municipal securities                       33,455,692   70,702,000   84,437,779  172,645,771
   Short-term municipal securities                              --    4,000,000   27,850,000   36,100,000
==========================================================================================================


                                                                        INSURED
                                                          NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                                           QUALITY      PREMIUM     DIVIDEND     DIVIDEND
                                                            INCOME       INCOME    ADVANTAGE  ADVANTAGE 2
                                                             (NUN)        (NNF)        (NAN)         (NXK)*
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $68,640,282  $14,744,947  $35,083,470 $148,831,871
   Short-term municipal securities                      15,450,000    4,600,000   14,250,000   27,300,000
Sales and maturities:
   Long-term municipal securities                       69,626,660   14,319,320   36,055,410   12,504,825
   Short-term municipal securities                      15,450,000    4,600,000   14,250,000   27,300,000
==========================================================================================================

* For the period March 28, 2001 (commencement of operations) through September
  30, 2001.

At September 30, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                                                        INSURED
                  NEW YORK     NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
     NEW YORK  PERFORMANCE   INVESTMENT       SELECT       QUALITY      PREMIUM     DIVIDEND     DIVIDEND
        VALUE         PLUS      QUALITY      QUALITY        INCOME       INCOME    ADVANTAGE  ADVANTAGE 2
        (NNY)        (NNP)        (NQN)        (NVN)         (NUN)        (NNF)        (NAN)        (NXK)
----------------------------------------------------------------------------------------------------------
 $141,923,797 $334,619,714 $387,743,706 $518,853,293  $526,417,318 $176,538,740 $193,598,455 $136,320,684
==========================================================================================================

At September 30, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE      PREMIUM     DIVIDEND
                                                             VALUE         PLUS       INCOME    ADVANTAGE
                                                              (NNY)        (NNP)        (NNF)        (NAN)
----------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                   $     --      $    --   $1,243,060    $       --
   2003                                                         --           --        3,373            --
   2004                                                         --           --    2,802,391            --
   2005                                                         --           --      540,548            --
   2006                                                         --           --           --            --
   2007                                                         --           --           --     1,388,238
   2008                                                  1,349,401      323,091      490,279       797,642
   2009                                                    120,870      255,253      307,856     1,678,473
----------------------------------------------------------------------------------------------------------
Total                                                   $1,470,271     $578,344   $5,387,507    $3,864,353
==========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 2001, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                              (NNY)        (NNP)        (NQN)        (NVN)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 8,628,368  $21,518,491  $27,423,361  $28,644,371
   depreciation                                         (2,604,772)    (872,078)    (227,197)    (306,036)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $ 6,023,596  $20,646,413  $27,196,164  $28,338,335
==========================================================================================================


                                                                        INSURED
                                                          NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                                           QUALITY      PREMIUM     DIVIDEND     DIVIDEND
                                                            INCOME       INCOME    ADVANTAGE  ADVANTAGE 2
                                                             (NUN)        (NNF)        (NAN)        (NXK)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $29,334,332  $13,556,838  $10,751,385   $2,230,620
   depreciation                                           (121,938)     (38,239)  (1,023,172)     (72,456)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $29,212,394  $13,518,599  $ 9,728,213   $2,158,164
==========================================================================================================


Notes to
       Financial Statements (continued)


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New York Value (NNY), New York Dividend Advantage
(NAN) and New York Dividend Advantage 2 (NXK)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


Under New York Value's (NNY) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Dividend Advantage's (NAN) and New York Dividend Advantage 2's
(NXK) investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage (NAN) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage 2 (NXK) in an amount equal to .30% of the average daily net assets for the period March 28, 2001 (commencement of operations) through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse New York Dividend Advantage 2
(NXK) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At September 30, 2001, net assets consisted of:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                             (NNY)        (NNP)        (NQN)        (NVN)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
at liquidation value                                  $        N/A $124,300,000 $144,000,000   $193,000,000
Common shares, $.01 par value per share                    151,204      149,576      176,995        234,210
Paid-in surplus                                        144,261,147  217,763,833  248,496,817    327,691,590
Balance of undistributed net investment income             171,892      617,246      526,295        765,998
Accumulated net realized gain (loss) from
investment transactions                                 (1,470,271)    (578,344)     983,749      3,779,307
Net unrealized appreciation of investments               6,023,596   20,646,413   27,196,164     28,338,335
-------------------------------------------------------------------------------------------------------------
Net assets                                            $149,137,568 $362,898,724 $421,380,020   $553,809,440
=============================================================================================================
Authorized shares:
   Common                                              250,000,000  200,000,000  200,000,000    200,000,000
   Preferred                                                   N/A    1,000,000    1,000,000      1,000,000
=============================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                                                        INSURED
                                                          NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                                           QUALITY      PREMIUM     DIVIDEND     DIVIDEND
                                                            INCOME       INCOME    ADVANTAGE  ADVANTAGE 2
                                                             (NUN)        (NNF)        (NAN)        (NXK)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
at liquidation value                                  $197,000,000 $ 65,000,000 $ 69,000,000   $ 47,000,000
Common shares, $.01 par value per share                    240,837       82,996       91,804         64,570
Paid-in surplus                                        335,102,576  117,937,826  130,299,519     91,617,371
Balance of undistributed net investment income           1,219,349      496,172      186,231        124,621
Accumulated net realized gain (loss) from
investment transactions                                    189,892   (5,387,507)  (3,864,353)       (22,590)
Net unrealized appreciation of investments              29,221,605   13,518,599    9,728,213      2,180,754
-------------------------------------------------------------------------------------------------------------
Net assets                                            $562,974,259 $191,648,086 $205,441,414   $140,964,726
=============================================================================================================
Authorized shares:
   Common                                              200,000,000  200,000,000    Unlimited      Unlimited
   Preferred                                             1,000,000    1,000,000    Unlimited      Unlimited
=============================================================================================================


                        Financial
                               Highlights

Selected data for a Common share outstanding throughout each period:

                                         Investment Operations                                    Less Distributions
                                 -------------------------------------      --------------------------------------------------------
                                                                              From and       From and
                                                                             in Excess      in Excess
                                                                                of Net         of Net
                                                      Net                   Investment     Investment     Capital   Capital
                                                Realized/                    Income to      Income to    Gains to  Gains to
                     Beginning         Net     Unrealized                       Common      Preferred      Common Preferred
                     Net Asset  Investment     Investment                      Share-          Share-     Share-     Share-
                         Value      Income    Gain (Loss)        Total         holders       holders+     holders  holders+   Total
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                    $ 9.51       $ .50         $  .36       $  .86         $ (.51)         $ N/A      $   --    $ N/A   $ (.51)
2000                      9.53         .52           (.03)         .49           (.51)           N/A          --      N/A     (.51)
1999                     10.39         .51           (.76)        (.25)          (.51)           N/A        (.10)     N/A     (.61)
1998                     10.28         .55            .20          .75           (.55)           N/A        (.09)     N/A     (.64)
1997                     10.23         .62            .06          .68           (.62)           N/A        (.01)     N/A     (.63)
NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     14.67        1.16           1.26         2.42           (.88)          (.26)         --        --   (1.14)
2000                     14.65        1.23            .12         1.35           (.95)          (.30)       (.06)     (.02)  (1.33)
1999                     16.24        1.24          (1.56)        (.32)         (1.03)          (.22)         --        --   (1.25)
1998                     16.23        1.31            .02         1.33          (1.09)          (.23)         --        --   (1.32)
1997                     16.17        1.35            .06         1.41          (1.11)          (.24)         --        --   (1.35)
NEW YORK INVESTMENT QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     14.50        1.12           1.14         2.26           (.84)          (.25)         --        --   (1.09)
2000                     14.44        1.19            .09         1.28           (.92)          (.30)         --        --   (1.22)
1999                     15.89        1.19          (1.30)        (.11)         (1.00)          (.21)       (.09)     (.02)  (1.32)
1998                     15.85        1.24            .09         1.33          (1.06)          (.22)       (.01)       --   (1.29)
1997                     15.89        1.29           (.01)        1.28          (1.07)          (.22)       (.02)     (.01)  (1.32)
NEW YORK SELECT QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     14.57        1.15            .81         1.96           (.87)          (.25)         --        --   (1.12)
2000                     14.64        1.22           (.05)        1.17           (.93)          (.31)         --        --   (1.24)
1999                     15.99        1.20          (1.28)        (.08)          (.99)          (.21)       (.04)     (.01)  (1.25)
1998                     15.90        1.19            .11         1.30           (.99)          (.22)         --        --   (1.21)
1997                     15.78        1.21            .13         1.34           (.99)          (.22)       (.01)        --  (1.22)
====================================================================================================================================



                                                                                                        Total Returns
                                                                                              ------------------------------
                           Offering
                          Costs and                                                                                   Based
                          Preferred                Ending                                       Based                    on
                              Share                   Net               Ending                     on                   Net
                       Underwriting                 Asset               Market                 Market                 Asset
                          Discounts                 Value                Value                  Value*                Value*
============================================================================================================================
NEW YORK VALUE (NNY)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                          $  --               $  9.86             $ 9.4900                  14.66%                 9.23%
2000                             --                  9.51               8.7500                   6.17                  5.29
1999                             --                  9.53               8.7500                  (8.04)                (2.58)
1998                             --                 10.39              10.1250                    .87                  7.57
1997                             --                 10.28              10.6875                   8.11                  6.87
NEW YORK PERFORMANCE PLUS (NNP)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                             --                 15.95              15.3900                  15.56                 15.01
2000                             --                 14.67              14.1250                   (.71)                 7.45
1999                           (.02)                14.65              15.3125                  (8.25)                (3.65)
1998                             --                 16.24              17.7500                    .63                  7.00
1997                             --                 16.23              18.7500                  15.77                  7.49
NEW YORK INVESTMENT QUALITY (NQN)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                             --                 15.67              14.7200                  12.44                 14.12
2000                             --                 14.50              13.8750                  (1.52)                 7.10
1999                           (.02)                14.44              15.0625                  (8.13)                (2.45)
1998                             --                 15.89              17.5000                   2.60                  7.27
1997                             --                 15.85              18.1250                  14.40                  6.84
NEW YORK SELECT QUALITY (NVN)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                             --                 15.41              14.5000                  10.43                 11.99
2000                             --                 14.57              13.9375                  (2.92)                 6.14
1999                           (.02)                14.64              15.3750                  (3.33)                (2.11)
1998                             --                 15.99              16.9375                   6.84                  7.01
1997                             --                 15.90              16.8125                  11.77                  7.34
============================================================================================================================


                                                                        Ratios/Supplemental Data
                                  --------------------------------------------------------------------------------------------------
                                                                                 Before Credit/Reimbursement
                                                  ---------------------------------------------------------------------------------

                                                                     Ratio of Net                                     Ratio of Net
                                                    Ratio of           Investment                 Ratio of              Investment
                                                    Expenses            Income to                 Expenses               Income to
                                                  to Average              Average               to Average                 Average
                                   Ending         Net Assets           Net Assets                    Total                   Total
                                      Net         Applicable           Applicable               Net Assets              Net Assets
                                   Assets          to Common            to Common                Including               Including
                                    (000)           Shares++             Shares++              Preferred++             Preferred++
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                             $149,138                .76%                5.13%                     N/A%                    N/A%
2000                              143,843                .74                 5.52                      N/A                     N/A
1999                              144,079                .74                 5.10                      N/A                     N/A
1998                              157,086                .75                 5.37                      N/A                     N/A
1997                              154,298                .79                 6.10                      N/A                     N/A
NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                              362,899               1.29                 7.47                      .84                    4.87
2000                              343,727               1.29                 8.61                      .81                    5.44
1999                              343,051               1.20                 7.89                      .81                    5.35
1998                              344,674               1.17                 8.10                      .81                    5.63
1997                              342,320               1.17                 8.38                      .81                    5.81
NEW YORK INVESTMENT QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                              421,380               1.27                 7.29                      .83                    4.76
2000                              400,711               1.26                 8.39                      .80                    5.33
1999                              399,347               1.22                 7.78                      .83                    5.28
1998                              398,372               1.18                 7.88                      .82                    5.49
1997                              395,569               1.18                 8.18                      .82                    5.69
NEW YORK SELECT QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                              553,809               1.28                 7.59                      .83                    4.92
2000                              534,311               1.28                 8.49                      .81                    5.40
1999                              535,282               1.19                 7.75                      .81                    5.30
1998                              519,617               1.14                 7.51                      .81                    5.32
1997                              513,293               1.15                 7.70                      .81                    5.43
====================================================================================================================================



                                       Ratios/Supplemental Data
                ------------------------------------------------------------------------       Municipal Auction Rate Cumulative
                                   After Credit/Reimbursement**                                 Preferred Stock at End of Period
                  ----------------------------------------------------------                ---------------------------------------
                                Ratio of Net                   Ratio of Net
                    Ratio of      Investment        Ratio of     Investment
                    Expenses       Income to        Expenses      Income to
                  to Average         Average      to Average        Average
                  Net Assets      Net Assets           Total          Total                   Aggregate   Liquidation
                  Applicable      Applicable      Net Assets     Net Assets    Portfolio         Amount    and Market         Asset
                   to Common       to Common       Including      Including     Turnover    Outstanding         Value      Coverage
                    Shares++        Shares++     Preferred++    Preferred++         Rate          (000)     Per Share     Per Share
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     .74%           5.15%            N/A%           N/A%          23%      $    N/A      $    N/A      $    N/A
2000                     .73            5.53             N/A            N/A           33            N/A           N/A           N/A
1999                     .74            5.10             N/A            N/A           19            N/A           N/A           N/A
1998                     .75            5.37             N/A            N/A           36            N/A           N/A           N/A
1997                     .79            6.10             N/A            N/A           28            N/A           N/A           N/A
NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                    1.28            7.49             .83           4.88           19        124,300        25,000        72,988
2000                    1.27            8.63             .80           5.46           44        124,300        25,000        69,132
1999                    1.19            7.90             .81           5.36           22        124,300        25,000        68,997
1998                    1.17            8.10             .81           5.63           30        104,300        25,000        82,616
1997                    1.17            8.38             .81           5.81            7        104,300        25,000        82,052
NEW YORK INVESTMENT QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                    1.24            7.31             .81           4.78           21        144,000        25,000        73,156
2000                    1.24            8.41             .79           5.34           32        144,000        25,000        69,568
1999                    1.22            7.79             .83           5.28           17        144,000        25,000        69,331
1998                    1.18            7.88             .82           5.49           20        120,000        25,000        82,994
1997                    1.18            8.18             .82           5.69            2        120,000        25,000        82,410
NEW YORK SELECT QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                    1.26            7.61             .82           4.93           31        193,000        25,000        71,737
2000                    1.28            8.49             .81           5.40           20        193,000        25,000        69,211
1999                    1.18            7.75             .81           5.31           13        193,000        25,000        69,337
1998                    1.14            7.51             .81           5.32           11        150,000        25,000        86,603
1997                    1.15            7.70             .81           5.43            3        150,000        25,000        85,549
====================================================================================================================================


N/A  Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.


   Financial Highlights (continued)

                                          Investment Operations                                   Less Distributions
                                --------------------------------------      --------------------------------------------------------
                                                                              From and       From and
                                                                             in Excess      in Excess
                                                                                of Net         of Net
                                                      Net                   Investment     Investment     Capital   Capital
                                                Realized/                    Income to      Income to    Gains to  Gains to
                     Beginning         Net     Unrealized                       Common      Preferred      Common Preferred
                     Net Asset  Investment     Investment                      Share-          Share-     Share-     Share-
                         Value      Income    Gain (Loss)        Total         holders       holders+     holders  holders+   Total
====================================================================================================================================
NEW YORK QUALITY INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                    $14.44       $1.14           $.72        $1.86          $(.85)         $(.25)      $  --     $  --  $(1.10)
2000                     14.54        1.18           (.08)        1.10           (.90)          (.30)         --        --   (1.20)
1999                     15.90        1.15          (1.29)         (.14)         (.94)          (.22)       (.03)     (.01)  (1.20)
1998                     15.66        1.15            .30         1.45           (.94)          (.24)       (.02)     (.01)  (1.21)
1997                     15.32        1.17            .39         1.56           (.94)          (.24)       (.03)     (.01)  (1.22)
INSURED NEW YORK PREMIUM INCOME (NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     14.24        1.08            .99         2.07           (.81)          (.24)          --        --  (1.05)
2000                     14.20        1.08            .07         1.15           (.82)          (.29)          --        --  (1.11)
1999                     15.68        1.07          (1.49)        (.42)          (.83)          (.23)          --        --  (1.06)
1998                     14.95        1.06            .75         1.81           (.82)          (.26)          --        --  (1.08)
1997                     14.26        1.07            .69         1.76           (.82)          (.25)          --        --  (1.07)
NEW YORK DIVIDEND ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                     13.42        1.08           1.40         2.48           (.80)          (.24)          --        --  (1.04)
2000                     13.27        1.08            .18         1.26           (.82)          (.29)          --        --  (1.11)
1999(a)                  14.33         .27           (.95)        (.68)          (.21)          (.05)          --        --   (.26)
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                  14.33         .44            .33          .77           (.35)          (.07)          --        --   (.42)
====================================================================================================================================



                                                                                    Total Returns
                                                                               ----------------------

                                  Offering
                                 Costs and                                                      Based
                                 Preferred         Ending                        Based             on
                                     Share            Net       Ending              on            Net
                              Underwriting          Asset       Market          Market          Asset
                                 Discounts          Value        Value         Value**        Value**
=====================================================================================================
NEW YORK QUALITY INCOME (NUN)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                                 $  --        $ 15.20     $14.3300          12.63%         11.39%
2000                                    --          14.44      13.5000          (3.79)          5.74
1999                                  (.02)         14.54      15.0000          (4.13)         (2.60)
1998                                    --          15.90      16.6250           8.89           7.90
1997                                    --          15.66      16.1875          12.90           8.80
INSURED NEW YORK PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                                    --          15.26      14.5700          15.32          13.11
2000                                    --          14.24      13.3750           (.96)          6.38
1999                                    --          14.20      14.3750          (3.37)         (4.33)
1998                                    --          15.68      15.6875          11.29          10.67
1997                                    --          14.95      14.8750          14.63          10.93
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                                    --          14.86      14.4400          24.06          16.98
2000                                    --          13.42      12.3125          (8.62)          7.82
1999(a)                              (.12)          13.27      14.3750          (2.76)         (5.93)
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                              (.13)          14.55      14.4600          (1.29)          4.02
=====================================================================================================


                                                         Ratios/Supplemental Data
                                   -------------------------------------------------------------------
                                                              Before Credit/Reimbursement
                                               ------------------------------------------------------
                                                          Ratio of Net                   Ratio of Net
                                                 Ratio of   Investment        Ratio of     Investment
                                                 Expenses    Income to        Expenses      Income to
                                               to Average      Average      to Average        Average
                                    Ending     Net Assets   Net Assets           Total          Total
                                       Net     Applicable   Applicable      Net Assets     Net Assets
                                    Assets      to Common    to Common       Including      Including
                                     (000)       Shares++     Shares++     Preferred++    Preferred++
=====================================================================================================
NEW YORK QUALITY INCOME (NUN)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                              $562,974           1.26%        7.62%            .81%          4.93%
2000                               544,716           1.22         8.31             .77           5.28
1999                               546,932           1.18         7.46             .79           5.02
1998                               548,795           1.16         7.33             .79           5.03
1997                               539,327           1.17         7.59             .80           5.17
INSURED NEW YORK PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                               191,648           1.29         7.24             .85           4.75
2000                               183,171           1.30         7.80             .83           4.99
1999                               182,800           1.29         7.03             .85           4.63
1998                               194,306           1.29         6.99             .85           4.60
1997                               187,813           1.32         7.42             .85           4.80
NEW YORK DIVIDEND ADVANTAGE (NAN)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                               205,441           1.25         7.01             .82           4.61
2000                               192,171           1.31         7.89             .83           4.98
1999(a)                            190,801           1.10*        5.36*            .82*          4.00*
NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
-----------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                            140,965           1.12*        5.63*            .82*          4.10*
=====================================================================================================



                                        Ratios/Supplemental Data
                  --------------------------------------------------------------------
                                                                                         Municipal Auction Rate Cumulative
                                  After Credit/Reimbursement***                          Preferred Stock at End of Period
                    --------------------------------------------------                   ----------------------------------
                              Ratio of Net                Ratio of Net
                      Ratio of  Investment       Ratio of   Investment
                      Expenses   Income to       Expenses    Income to
                    to Average     Average     to Average      Average
                    Net Assets  Net Assets          Total        Total                      Aggregate Liquidation
                    Applicable  Applicable     Net Assets   Net Assets       Portfolio         Amount  and Market     Asset
                     to Common   to Common      Including    Including        Turnover    Outstanding       Value  Coverage
                      Shares++    Shares++    Preferred++  Preferred++            Rate          (000)   Per Share Per Share
===========================================================================================================================
New York Quality Income (NUN)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                      1.24%       7.63%           .80%        4.94%             13%      $197,000     $25,000   $71,443
2000                      1.22        8.31            .77         5.28              15        197,000      25,000    69,126
1999                      1.17        7.47            .79         5.02               7        197,000      25,000    69,408
1998                      1.16        7.33            .79         5.03              12        170,000      25,000    80,705
1997                      1.17        7.59            .80         5.17              13        170,000      25,000    79,313
Insured New York
Premium Income (NNF)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                      1.28        7.25            .84         4.75               8         65,000      25,000    73,711
2000                      1.29        7.81            .83         4.99              17         65,000      25,000    70,450
1999                      1.29        7.03            .85         4.63               8         65,000      25,000    70,308
1998                      1.29        6.99            .85         4.60              15         65,000      25,000    74,733
1997                      1.32        7.42            .85         4.80              24         65,000      25,000    72,236
New York Dividend
Advantage (NAN)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001                       .78        7.49            .51         4.92              18         69,000      25,000    74,435
2000                       .79        8.42            .50         5.31              19         69,000      25,000    69,627
1999(a)                    .65*       5.81*           .48*        4.34*             25         69,000      25,000    69,131
New York Dividend
Advantage 2 (NXK)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2001(b)                    .69*       6.06*           .50*        4.42*             11         47,000      25,000    74,981
===========================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares.

(a)  For the period May 26, 1999 (commencement of operations) through September
     30,1999.

(b)  For the period March 28, 2001 (commencement of operations) through
     September 30, 2001.


Build Your Wealth
       Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Sidebar Text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund
   Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended September 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)






Logo: NUVEEN INVESTMENTS


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                  FAN-1-9-01